                                                                   Exhibit 10.11


                             CONN FUNDING II, L.P.,
                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

                                   ----------

                                 BASE INDENTURE

                          Dated as of September 1, 2002

                                   ----------

                               Asset Backed Notes
                              (Issuable in Series)

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.

DEFINITIONS AND INCORPORATION BY REFERENCE ....................................2
   Section 1.1.   Definitions .................................................2
   Section 1.2.   Incorporation by Reference of Trust Indenture Act ..........31
   Section 1.3.   Cross-References ...........................................32
   Section 1.4.   Accounting and Financial Determinations;
                  No Duplication .............................................32
   Section 1.5.   Rules of Construction ......................................32
   Section 1.6.   Other Definitional Provisions ..............................33

ARTICLE 2.

THE NOTES ....................................................................33
   Section 2.1.   Designation and Terms of Notes .............................33
   Section 2.2.   New Series Issuances .......................................34
   Section 2.3.   [Reserved] .................................................36
   Section 2.4.   Execution and Authentication ...............................36
   Section 2.5.   Authenticating Agent .......................................37
   Section 2.6.   Registration of Transfer and Exchange of Notes  ............38
   Section 2.7.   Appointment of Paying Agent ................................41
   Section 2.8.   Paying Agent to Hold Money in Trust ........................42
   Section 2.9.   Private Placement Legend ...................................44
   Section 2.10.  Mutilated, Destroyed, Lost or Stolen Notes .................45
   Section 2.11.  Temporary Notes ............................................46
   Section 2.12.  Persons Deemed Owners ......................................46
   Section 2.13.  Cancellation ...............................................47
   Section 2.14.  Release of Trust Estate ....................................47
   Section 2.15.  Payment of Principal and Interest ..........................47
   Section 2.16.  Book-Entry Notes ...........................................48
   Section 2.17.  Notices to Clearing Agency .................................51
   Section 2.18.  Definitive Notes ...........................................51
   Section 2.19.  Global Note; Euro-Note Exchange Date .......................52
   Section 2.20.  Tax Treatment ..............................................53

ARTICLE 3.

[ARTICLE 3 IS RESERVED AND SHALL BE SPECIFIED IN ANY
SUPPLEMENT WITH RESPECT TO ANY SERIES OF NOTES] ..............................53

ARTICLE 4.

NOTEHOLDER LISTS AND REPORTS .................................................53
   Section 4.1.   Issuer To Furnish To Trustee Names and Addresses of
                  Noteholders ................................................53
   Section 4.2.   Preservation of Information; Communications to
                  Noteholders ................................................53
   Section 4.3.   Reports by Issuer ..........................................54
   Section 4.4.   Reports by Trustee .........................................55
   Section 4.5.   Reports and Records for the Trustee and Instructions .......55

ARTICLE 5.

ALLOCATION AND APPLICATION OF COLLECTIONS ....................................55
   Section 5.1.   Rights of Noteholders ......................................55
   Section 5.2.   Collection of Money ........................................56
   Section 5.3.   Establishment of Accounts ..................................56
   Section 5.4.   Collections and Allocations ................................58
   Section 5.5.   Determination of Monthly Interest ..........................60
   Section 5.6.   Determination of Monthly Principal .........................60
   Section 5.7.   General Provisions Regarding Accounts ......................60
   Section 5.8.   Removed Receivables ........................................61
   Section 5.9.   [Reserved] .................................................61
   Section 5.10.  Servicer Letter of Credit ..................................61

ARTICLE 6.

[ARTICLE 6 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH
RESPECT TO ANY SERIES] .......................................................64

ARTICLE 7.

[ARTICLE 7 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH
RESPECT TO ANY SERIES] .......................................................64

ARTICLE 8.

COVENANTS ....................................................................65
   Section 8.1.   Money for Payments To Be Held in Trust .....................65
   Section 8.2.   Affirmative Covenants of Issuer ............................65
   Section 8.3.   Negative Covenants .........................................72
   Section 8.4.   Further Instruments and Acts ...............................74
   Section 8.5.   Appointment of Successor Servicer ..........................74

   Section 8.6.   Perfection Representations. ................................75

ARTICLE 9.

PAY OUT EVENTS AND REMEDIES ..................................................75
   Section 9.1.   Pay Out Events .............................................75

ARTICLE 10.

REMEDIES .....................................................................76
   Section 10.1.  Events of Default ..........................................76
   Section 10.2.  Rights of the Trustee Upon Events of Default ...............77
   Section 10.3.  Collection of Indebtedness and Suits for Enforcement by
                  Trustee ....................................................78
   Section 10.4.  Remedies ...................................................80
   Section 10.5.  [Reserved] .................................................81
   Section 10.6.  Waiver of Past Events ......................................81
   Section 10.7.  Limitation on Suits ........................................81
   Section 10.8.  Unconditional Rights of Holders to Receive Payment;
                  Withholding Taxes ..........................................82
   Section 10.9.  Restoration of Rights and Remedies .........................82
   Section 10.10. The Trustee May File Proofs of Claim .......................82
   Section 10.11. Priorities .................................................83
   Section 10.12. Undertaking for Costs ......................................83
   Section 10.13. Rights and Remedies Cumulative .............................84
   Section 10.14. Delay or Omission Not Waiver ...............................84
   Section 10.15. Control by Noteholders .....................................84
   Section 10.16. Waiver of Stay or Extension Laws ...........................84
   Section 10.17. Action on Notes ............................................85
   Section 10.18. Performance and Enforcement of Certain Obligations .........85
   Section 10.19. Reassignment of Surplus ....................................85

ARTICLE 11.

THE TRUSTEE ..................................................................86
   Section 11.1.  Duties of the Trustee ......................................86
   Section 11.2.  Rights of the Trustee ......................................89
   Section 11.3.  Trustee Not Liable for Recitals in Notes ...................91
   Section 11.4.  Individual Rights of the Trustee ...........................91
   Section 11.5.  Notice of Defaults .........................................91
   Section 11.6.  Compensation ...............................................92
   Section 11.7.  Replacement of the Trustee .................................92
   Section 11.8.  Successor Trustee by Merger, etc ...........................93
   Section 11.9.  Eligibility: Disqualification ..............................94
   Section 11.10. Appointment of Co-Trustee or Separate Trustee ..............94

   Section 11.11. Preferential Collection of Claims Against the Issuer .......96
   Section 11.12. Tax Returns ................................................96
   Section 11.13. Trustee May Enforce Claims Without Possession of Notes .....96
   Section 11.14. Suits for Enforcement ......................................96
   Section 11.15. Reports by Trustee to Holders ..............................97
   Section 11.16. Representations and Warranties of Trustee ..................97
   Section 11.17. The Issuer Indemnification of the Trustee ..................97
   Section 11.18. Trustee's Application for Instructions from the Issuer .....98
   Section 11.19. Rights of Noteholders to Direct Trustee ....................98
   Section 11.20. Maintenance of Office or Agency ............................98
   Section 11.21. Concerning the Rights of the Trustee .......................98

ARTICLE 12.

DISCHARGE OF INDENTURE .......................................................99
   Section 12.1.  Satisfaction and Discharge of Indenture ....................99
   Section 12.2.  Application of Issuer Money ................................99
   Section 12.3.  Repayment of Moneys Held by Paying Agent ..................100
   Section 12.4.  Cleanup Call ..............................................100
   Section 12.5.  Final Payment with Respect to Any Series ..................100
   Section 12.6.  Termination Rights of Issuer ..............................101
   Section 12.7.  Repayment to the Issuer ...................................102

ARTICLE 13.

AMENDMENTS ..................................................................102
   Section 13.1.  Without Consent of the Noteholders ........................102
   Section 13.2.  Supplemental Indentures with Consent of Noteholders .......103
   Section 13.3.  Execution of Supplemental Indentures ......................106
   Section 13.4.  Effect of Supplemental Indenture ..........................106
   Section 13.5.  Conformity With TIA .......................................106
   Section 13.6.  Reference in Notes to Supplemental Indentures .............106
   Section 13.7.  Series Supplements ........................................107
   Section 13.8.  Revocation and Effect of Consents .........................107
   Section 13.9.  Notation on or Exchange of Notes ..........................107
   Section 13.10. The Trustee to Sign Amendments, etc .......................107

ARTICLE 14.

REDEMPTION AND REFINANCING OF NOTES .........................................107
   Section 14.1.  Redemption and Refinancing ................................107
   Section 14.2.  Form of Redemption Notice .................................108
   Section 14.3.  Notes Payable on Redemption Date ..........................108

ARTICLE 15.

MISCELLANEOUS ...............................................................108
   Section 15.1.  Compliance Certificates and Opinions, etc. ................108
   Section 15.2.  Form of Documents Delivered to Trustee ....................110
   Section 15.3.  Acts of Noteholders .......................................111
   Section 15.4.  Notices ...................................................112
   Section 15.5.  Notices to Noteholders: Waiver ............................113
   Section 15.6.  Alternate Payment and Notice Provisions ...................113
   Section 15.7.  Conflict with TIA .........................................114
   Section 15.8.  Effect of Headings and Table of Contents ..................114
   Section 15.9.  Successors and Assigns ....................................114
   Section 15.10. Separability of Provisions ................................114
   Section 15.11. Benefits of Indenture .....................................114
   Section 15.12. Legal Holidays ............................................114
   Section 15.13. GOVERNING LAW; JURISDICTION ...............................114
   Section 15.14. Counterparts ..............................................115
   Section 15.15. Recording of Indenture ....................................115
   Section 15.16. Issuer Obligation .........................................115
   Section 15.17. No Bankruptcy Petition Against the Issuer .................115
   Section 15.18. No Joint Venture ..........................................116
   Section 15.19. Rule 144A Information .....................................116
   Section 15.20. No Waiver; Cumulative Remedies ............................116
   Section 15.21. Third-Party Beneficiaries .................................116
   Section 15.22. Merger and Integration ....................................116
   Section 15.23. Rules by the Trustee ......................................117
   Section 15.24. Duplicate Originals .......................................117
   Section 15.25. Waiver of Trial by Jury ...................................117

Exhibits:

Exhibit A:  Form of Reconveyance of Trust Estate
Exhibit B:  Form of Contract
Exhibit C:  Form of Lien Release

Schedule 1  Perfection Representations, Warranties and Covenants

     BASE INDENTURE, dated as of September 1, 2002, between CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the "Issuer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a banking association organized and existing under the laws of the United States of America, as Trustee.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Issuer has duly executed and delivered this Indenture to provide for the issuance from time to time of one or more series of Notes, issuable as provided in this Indenture; and

     WHEREAS, all things necessary to make this Indenture a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders and any Enhancement Provider, if applicable, as follows:

                                 GRANTING CLAUSE

     The Issuer hereby grants to the Trustee at the Initial Closing Date, for the benefit of the Trustee, the Noteholders, each Enhancement Provider, if any (unless otherwise provided in the related Series Supplement), and any other Person to which any Issuer Obligations are payable (the "Secured Parties"), to secure the Issuer Obligations, a lien on and security interest in all of the Issuer's right, title and interest in, to and under the following property whether now owned or hereafter acquired, now existing or hereafter created and wherever located (a) the Receivables existing on or after the Cut-Off Date that have been or may from time to time be conveyed, sold and/or assigned to the Issuer pursuant to the Purchase Agreement; (b) all Collections thereon received on or after the Cut-Off Date; (c) all Related Security; (d) the Collection Account, any Investor Account, any Series Account and any other account maintained by the Trustee for the benefit of the Secured Parties of any Series of Notes (each such account, a "Trust Account"), all monies from time to time deposited therein and all investment property from time to time credited thereto; (e) all certificates and instruments, if any, representing or evidencing any or all of the Trust Accounts or the funds on deposit therein from time to time; (f) all Permitted Investments made at any time and from time to time with moneys in the Trust Accounts or any subaccount thereof (including income on such investments, unless otherwise specified in a Series Supplement);
(g) to the extent set forth in the Series Supplement for a Series, any Enhancement, including any Credit Enhancement; (h) all monies available under the Servicer Letter of Credit and under any Enhancement, including any Credit Enhancement, to be provided for any Series for payment to the Noteholders of such Series; (i) the Issuer's rights, powers and benefits, but none of its obligations or burdens, under the Servicing Agreement and the Purchase Agreement; (j) all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by the Issuer or by anyone on its behalf; and (k) all present and future claims, demands, causes and choses in action and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of all of the foregoing and the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Issuer Obligations, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Trustee, for the benefit of the Secured Parties, hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and the lien on and security interest in the Trust Estate conveyed by the Issuer pursuant to the Grant, declares that it shall maintain such right, title and interest, upon the trust set forth, for the benefit of all Secured Parties, subject to Sections 11.1 and 11.2 and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Secured Parties may be adequately and effectively protected.

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1. Definitions. Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the following meanings:

     "Accumulation Period" means, with respect to any Series or any Class within a Series if provided for in the applicable Series Supplement, a period following the Revolving Period, which shall be the accumulation or other period in which Collections of Principal Receivables are accumulated in an account for the benefit of the Noteholders of such Series, or a Class within such Series, in each case as may be defined with respect to such Series in the related Series Supplement and can be either a Controlled Accumulation Period or Rapid Accumulation Period.

     "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties), other than a Permitted Encumbrance.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

     "Agent" means any Transfer Agent and Registrar or Paying Agent.

     "Aggregate Investor Default Amount" has, with respect to any Series of Notes, the meaning specified in the related Series Supplement.

     "Aggregate Investor Interests" means, as of any date of determination, the sum of the Investor Interests of all Series of Notes issued and outstanding on such date of determination.

     "Aggregate Investor Percentage" with respect to Principal Receivables, Finance Charges and Defaulted Receivables, as the case may be, means, as of any date of determination, the sum of the applicable Investor Percentages of all Series of Notes issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

     "Aggregate Net Investor Charge-Offs" means, on any date of determination, the sum of the "Net Investor Charge-Offs" or similar amount for each Series.

     "Amortization Commencement Date" means, with respect to a Series of Notes, the date on which a Pay Out Event for such Series is deemed to have occurred pursuant to Section 9.1 or the start of an Amortization Period.

     "Amortization Period" means, with respect to any Series of Notes, or any Class within a Series, the period following the Revolving Period (as defined in any related Series Supplement) which shall be the Controlled Amortization Period, Principal Amortization Period or the Rapid Amortization Period, each as may be defined in the applicable Series Supplement.

     "Applicants" has the meaning specified in subsection 4.2(b).

     "Available Servicer Letter of Credit Amount" has the meaning specified in the Servicer Letter of Credit and, if applicable, subsection 5.10(e).

     "Back-Up Servicing Agreement" has the meaning specified in the Servicing Agreement.

     "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

     "Base Indenture" means this Base Indenture, dated as of September 1, 2002, between the Issuer and the Trustee, as amended, restated, modified or supplemented from time to time, exclusive of Series Supplements.

     "Bearer Notes" has the meaning specified in Section 2.1.

     "Bearer Rules" means the provisions of the Code, in effect from time to time, governing the treatment of bearer obligations, including without limitation sections 163(f), 165(j), 871, 881, 1287(a), 1441, 1442 and 4701.

     "Book-Entry Notes" means beneficial interests in the Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency or a Foreign Clearing Agency as described in Section 2.16; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.

     "Business Day" unless otherwise specified in a Series Supplement, means any day that DTC is open for business at its office in New York City and any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in the State of New York generally, the City of New York, Chicago, Illinois, Beaumont, Texas, Minneapolis, Minnesota or Atlanta, Georgia are authorized or obligated by law, executive order or governmental decree to be closed.

     "Business Taxes" means any Federal, state or local income taxes or taxes measured by income, property taxes, excise taxes, franchise taxes or similar taxes.

     "Capitalized Lease" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

     "Certificated Security" means a "certificated security" within the meaning of the applicable UCC.

     "Charged-Off Receivable" means a Receivable which, consistent with the Credit and Collection Policy, would be written off the Issuer's or any Seller's books as uncollectible.

     "Class" means, with respect to any Series, any one of the classes of Notes of that Series as specified in the related Series Supplement.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act or any successor provision thereto.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency or Foreign Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency or Foreign Clearing Agency.

     "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme.

     "Closing Date" means the Initial Closing Date or any New Series Issuance Date.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Collateral Interests" has the meaning, if any, with respect to any Series, specified in the related Series Supplement.

     "Collection Account" has the meaning specified in subsection 5.3(a).

     "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all Principal Receivables, Finance Charges and Recoveries, if any, and cash proceeds of Related Security with respect to such Receivable and any Deemed Collections in each case, received on or after the applicable Cut-Off Date; provided, however, that, if not otherwise specified, the term "Collections" shall refer to the Collections on all the Receivables collectively together with any Investment Earnings and any other funds received with respect to the Trust Estate.

     "Companion Series" means (i) each Series which has been paired with another Series (which Series may be prefunded or partially prefunded), such that the reduction of the outstanding principal balance of the Notes of such Series results in the increase of the outstanding principal balance of the Notes of such other Series, as described in the related Series Supplements, and (ii) such other Series.

     "Conn" means Conn Appliances, Inc., a Texas corporation.

     "Conn Officer's Certificate" means a certificate signed by any Responsible Officer of the Issuer, a Seller or the Servicer, as the case may be, and delivered to the Trustee.

     "Contract" means any Installment Contract or Revolving Charge Account Agreement.

     "Contractual Obligation" means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Controlled Accumulation Period" means, with respect to any Series of Notes, the period specified, if any, in the applicable Series Supplement.

     "Controlled Amortization Period" means, with respect to any Series of Notes, the period specified, if any, in the applicable Series Supplement.

     "Controlled Distribution Amount" means, with respect to any Series of Notes, the amount (or amounts), if any, specified in the applicable Series Supplement.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Base Indenture is located at MAC N9311-161 6/th/ and Marquette, Minneapolis, Minnesota 55479, Attention:
Corporate Trust Services/Asset-Backed Administration; provided that for purposes of Sections 5.2, 8.2, and 11.20, the address of any such office shall be in the Borough of Manhattan of the City of New York.

     "Coupon" has the meaning specified in Section 2.1.

     "Coverage Test" has the meaning specified in subsection 5.4(c).

     "Credit Adjustment" has the meaning specified in subsection 5.4(d).

     "Credit and Collection Policy" means the Sellers' credit and collection policy or policies relating to Contracts and Receivables existing on the Closing Date and referred to in Exhibit C to the Servicing Agreement, as amended, supplemented or otherwise modified and in effect from time to time in compliance with subsection 2.12(c) of the Servicing Agreement.

     "Credit Enhancement" means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes pursuant to issuance of subordinated Notes, over-collateralization, a collateral interest, an insurance policy, a cash collateral guaranty or account, a letter of credit, a surety bond, a spread account, a cash reserve account or a yield enhancement account principally for the benefit of the Noteholders of such Series (or Noteholders of a Class within such Series) as designated in the applicable Series Supplement.

     "Cut-Off Date" shall mean (i) with respect to Receivables purchased under the Purchase Agreement on the Initial Closing Date, September 11, 2002 and (ii) with respect to Subsequently Purchased Receivables, the related Purchase Date.

     "Daily Payment Event" means any of the following events:

          (i)    the termination of CAI, L.P. as Servicer;

          (ii)   a Servicer Default shall occur;

          (iii) the Servicer shall have failed to make any deposit required by it under the Transaction Documents;

          (iv) 35 days (or five Business Days, if the Servicer Letter of Credit Bank does not have letter of credit ratings equal to or higher than P-2 (or the equivalent thereof) from Moody's and, if rated by any other Rating Agency, such Rating Agency) shall have passed from the date the Servicer received notice pursuant to Section 5.10(b) of the downgrading of the letter of credit rating of the Servicer Letter of Credit Bank below the Required Rating and either (A) there shall not have been delivered to the Trustee a substitute Servicer Letter of Credit in accordance with Section 5.10(c) or (B) the Servicer shall not have instructed the Trustee to make a demand for a drawing under the Servicer Letter of Credit pursuant to
     Section 5.10(b) and in accordance with Section 5.10(e); or

          (v) five Business Days remain to the expiry or termination of the Servicer Letter of Credit and there shall not have been delivered to the Trustee a substitute Servicer Letter of Credit in accordance with Section 5.10(c).

     "Deemed Collections" means in connection with any Receivable, all amounts payable (without duplication) with respect to such Receivable, by (i) any Seller pursuant to Section 2.4 of the Purchase Agreement, (ii) the Servicer pursuant to
Section 2.08 of the Servicing Agreement and/or (iii) the Issuer pursuant to subsection 3.02(d) of the Servicing Agreement.

     "Default" means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" means any Receivable (i) which has been written off as uncollectible by the Servicer in accordance with the Credit and Collection Policies, (ii) as to which, at the end of any Monthly Period, any payment, or part thereof, remains unpaid for two hundred ten (210) days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable or (iii) as to which the Obligor thereon has suffered an Event of Bankruptcy (without giving effect to any grace periods set forth in the definition of "Event of Bankruptcy").

     "Definitive Notes" has the meaning specified in subsection 2.16(f).

     "Delinquent Receivable" means a Receivable (other than a Defaulted Receivable) as to which all or any part of a scheduled payment remains unpaid for thirty one (31) days or more from the due date for such payment.

     "Depository" has the meaning specified in Section 2.16.

     "Depository Agreement" means, with respect to each Series, the agreement among the Issuer, the Trustee and the Clearing Agency or Foreign Clearing Agency, or as otherwise provided in the related Series Supplement.

     "Determination Date" means, unless otherwise specified in the related Series Supplement, the third Business Day prior to each Series Transfer Date.

     "Dollars" and the symbol "$" mean the lawful currency of the United States.

     "DTC" means The Depository Trust Company.

     "Eligible Installment Contract Receivable" means each Installment Contract
Receivable:

          (a) which was originated in compliance with all applicable requirements of law (including without limitation all laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, fair debt collection practices and privacy) and which complies with all applicable requirements of law;

          (b) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the Seller in connection with the creation or the execution, delivery and performance of such Receivable, have been duly obtained, effected or given and are in full force and effect;

          (c) as to which, at the time of the sale of such Receivable to Issuer, the Seller or the Initial Seller, as applicable, was the sole owner thereof and had good and marketable title thereto free and clear of all Liens;

          (d) which is the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms and is not subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right;

          (e) which constitutes an "account" or "chattel paper", in each case under and as defined in Article 9 of the UCC of all applicable jurisdictions;

          (f) which was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller; provided that Installment Contract Receivables representing up to 5% of the aggregate Outstanding Principal Balance of all Installment Contract Receivables may not have been established in accordance with the Credit and Collection Policies and shall be deemed to meet the requirements of this paragraph (f) so long as the credit applications for such Installment Contract Receivables were approved by a senior manager and the related Obligors shall have made at least six consecutive payments by the due date therefor with respect to such Installment Contract Receivables;

          (g) which is denominated and payable in Dollars, is only payable in the United States of America and each Obligor in respect of which resides in the United States of America;

          (h) other than a Receivable (A) (i) which is a Defaulted Receivable or was, on the related Purchase Date, a Delinquent Receivable (unless such Delinquent Receivable is a Special Receivable), or (ii) as to which, on the related Purchase Date, all of the original Obligors obligated thereon are deceased (unless such Receivable is a Special Receivable), or (iii) as to which, on the related Purchase Date, the Seller or the Parent has received notice that the Obligor thereon has "skipped" or cannot be located (unless such Receivable is a Special Receivable), or (B) which, consistent with the Credit and Collection Policies, has been or should have been written off as uncollectible;

          (i) the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Transaction Documents; excluding, however, (i) the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended to the extent exceeding 20% of the Outstanding Principal Balance of all Eligible Receivables, (ii) without duplication, the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended by more than six months to the extent exceeding 2% of the Outstanding Principal Balance of all Eligible Receivables and (iii) without duplication, the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended by more than twelve months;

          (j) which was originated in connection with a sale of Merchandise by a Seller;

          (k) which has no Obligor thereon that is an officer, director or Affiliate of the Seller, is a Governmental Authority or is an Opportunity Customer; provided, that Receivables any Obligor of which is an Opportunity Customer may be an Eligible Installment Contract Receivable notwithstanding this clause (k) to the extent, and only to the extent, that the Outstanding Principal Balance of all Receivables any Obligor of which is an Opportunity Customer does not exceed 25% of the Outstanding Principal Balance of all Receivables at such time;

          (l) the original terms of which provide for (i) repayment in full of the amount financed or the principal balance thereof in equal monthly installments over a maximum term not to exceed 36 months and (ii) stated interest on the principal balance thereof, or the payment of finance charges in respect of the amount financed, at a rate per annum that is not less than 18% (unless otherwise required by law); provided, that Receivables which provide for no payment of principal, interest or finance charges in respect of the amount financed, in each case solely for a period not to exceed twelve months from the origination thereof, and Receivables which provide for interest or finance charges at a rate per annum of less than 18%, may be Eligible Receivables notwithstanding this clause (l) to the extent, and only to the extent, that the Outstanding Principal

Balance of all Installment Contract Receivables and Revolving Charge Receivables which do not require payment of principal, interest or finance charges for up to twelve months or which provide for interest or finance charges at a rate per annum of less than 18%, does not exceed 20% of the Outstanding Principal Balance of all Eligible Receivables at such time;

          (m) the assignment of which to Issuer does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof; and

          (n) which is substantially in the form of one of the contracts attached as Exhibit B hereto (with such changes therein as may be necessary or desirable from time to time in light of local statutes and regulations).

     "Eligible Receivable" means an Eligible Revolving Charge Receivable or an Eligible Installment Contract Receivable.

     "Eligible Revolving Charge Receivable" means each Revolving Charge
Receivable:

          (a) which was originated in compliance with all applicable requirements of law (including without limitation all laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, fair debt collection practices and privacy) and which complies with all applicable requirements of law;

          (b) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the Seller in connection with the creation or the execution, delivery and performance of such Receivable, have been duly obtained, effected or given and are in full force and effect;

          (c) as to which, at the time of the sale of such Receivable to Issuer, the Seller or the Initial Seller, as applicable, was the sole owner thereof and had good and marketable title thereto free and clear of all Liens;

          (d) which is the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms and is not subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right;

          (e) which constitutes an "account" or "chattel paper", in each case under and as defined in Article 9 of the UCC of all applicable jurisdictions;

          (f) which was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller; provided that Revolving Charge Receivables representing up to 5% of the aggregate Outstanding Principal Balance of all

Revolving Charge Receivables may not have been established in accordance with the Credit and Collection Policies and shall be deemed to meet the requirements of this paragraph (f) so long as the credit applications for such Revolving Charge Receivables were approved by a senior manager and the related Obligors shall have made at least six consecutive payments by the due date therefor with respect to such Revolving Charge Receivables;

          (g) which is denominated and payable in Dollars, is only payable in the United States of America and each Obligor in respect of which resides in the United States of America;

          (h) other than a Receivable (A) (i) which is a Defaulted Receivable or was, on the related Purchase Date, a Delinquent Receivable (unless such Delinquent Receivable is a Special Receivable), or (ii) as to which, on the related Purchase Date, all of the original Obligors obligated thereon are deceased (unless such Receivable is a Special Receivable), or (iii) as to which, on the related Purchase Date, the Seller or the Parent has received notice that the Obligor thereon has "skipped" or cannot be located (unless such Receivable is a Special Receivable), or (B) which, consistent with the Credit and Collection Policies, has been or should have been written off as uncollectible;

          (i) the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Transaction Documents; excluding, however, (i) the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum monthly payment of less than 1/30 of the highest outstanding balance since the last date on which such outstanding balance was zero to the extent exceeding the difference of 20% of the Outstanding Principal Balance of all Eligible Receivables minus the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended, (ii) without duplication, the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum monthly payment of less than 1/36 of the highest outstanding balance since the last date on which such outstanding balance was zero to the extent exceeding the difference of 2% of the Outstanding Principal Balance of all Eligible Receivables minus the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the original final maturity date of which has been extended by more than six months, (iii) without duplication, the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum monthly payment of less than 1/42 of the highest outstanding balance since the last date on which such outstanding balance was zero;

          (j) which was originated in connection with a sale of Merchandise by a Seller;

          (k) which has no Obligor thereon that is an officer, director or Affiliate of the Seller, is a Governmental Authority or is an Opportunity Customer;

          (l) which arises under a Revolving Charge Account Agreement the original terms of which provide for (i) the repayment of the balance thereof with a minimum monthly payment of not less than 1/30 of the highest outstanding balance since the last date on which the outstanding balance in such account was zero and (ii) stated interest on the balance thereof, or the payment of finance charges in respect of the amount financed, at a rate per annum that is not less than 18% (unless otherwise required by law); provided, that Receivables which provide for no payment of principal, interest or finance charges in respect of the amount financed, in each case solely for a period not to exceed twelve months from the origination thereof, and Receivables which provide for interest or finance charges at a rate per annum of less than 18%, may be Eligible Receivables notwithstanding this clause (l) to the extent, and only to the extent, that the Outstanding Principal Balance of all Installment Contract Receivables and Revolving Charge Receivables which do not require payment of principal, interest or finance charges for up to twelve months or which provide for interest or finance charges at a rate per annum of less than 18% does not exceed 20% of the Outstanding Principal Balance of all Receivables at such time;

          (m) the assignment of which to Issuer does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof; and

          (n) which is substantially in the form of one of the contracts attached as Exhibit B hereto (with such changes as may be necessary or desirable from time to time in light of local statutes or regulations).

     "Enhancement" means, with respect to any Series of Notes, the rights and benefits provided directly to the Noteholders of such Series of Notes pursuant to any Credit Enhancement, guaranteed rate agreement, maturity liquidity facility, interest rate cap agreement, interest rate swap agreement, currency swap agreement or any other similar arrangement, excluding the Servicer Letter of Credit.

     "Enhancement Agreement" means any contract, agreement, instrument or document (other than a Series Supplement) governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

     "Enhancement Agreement Pay Out Event" means, with respect to any Series of Notes, any Pay Out Event under any Enhancement Agreement specified in the applicable Series Supplement, after giving effect to any applicable cure periods.

     "Enhancement Invested Amount" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

     "Enhancement Provider" means the Person providing any Enhancement as designated in the applicable Series Supplement, other than any Noteholders the Notes of which are subordinated to any Class or Series of Notes.

     "Enhancement Provider Default" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, supplemented or otherwise modified and in effect from time to time, and the rules and regulations promulgated thereunder.

     "ERISA Affiliate" means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

     "ERISA Event" means any of the following: (i) the filing pursuant to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (ii) the receipt by such Person or any ERISA Affiliate from the Pension Benefit Guaranty Corporation or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan; (iii) the incurrence by such Person or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (iv) any "reportable event" as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived), (v) the incurrence by such Person or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or (vi) the receipt by such Person or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from such Person or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Euroclear" means the Euroclear System, as operated by Euroclear Bank S.A./N.V.

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, before any Official Body, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or adjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and in the case of any Person, such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the Federal bankruptcy laws or other similar laws now or hereafter in effect; provided, however, that an "Event of Bankruptcy" for purposes of the definition of Defaulted Receivable with regard to an insurance company shall not include the appointment of a conservator, receiver, etc. for such insurance company; or

          (b) such Person shall (i) consent to the institution of (except as described in the proviso to clause (a) above) any proceeding or petition described in clause (a) of this definition, or (ii) commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Event of Default" has the meaning specified in Section 10.1.

     "Excess Spread" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Date" has the meaning specified in the related Series Supplement.

     "Expected Final Payment Date" means, with respect to any Series of Notes, the date, if any, stated in the applicable Series Supplement as the date on which such Series of Notes is expected to be paid in full.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Finance Charge Account" has the meaning specified in subsection 5.3(b).

     "Finance Charges" means any finance, interest, late or similar charges or fee owing by an Obligor pursuant to the Contracts (other than with respect to Defaulted Receivables), including all periodic interest payments made on Cash Option Receivables even if credited against the Outstanding Principal Balance of such Cash Option Receivables in accordance with the terms thereof.

     "Fiscal Year" means any period of twelve consecutive calendar months ending on January 31.

     "Foreign Clearing Agency" means Clearstream and Euroclear.

     "Funding Period" has the meaning with respect to any Series of Notes, if applicable, specified in the related Series Supplement.

     "GAAP" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.

     "Global Note" has the meaning specified in Section 2.19.

     "Grant" means the Issuer's grant of a lien on and security interest in, to and under the Trust Estate as set forth in the Granting Clause of this Base Indenture.

     "Group" means with respect to any Series, the group of Series in which the related Series Supplement specifies that such Series shall be included, if any.

     "Holder" or "Noteholder" means the Person in whose name a Note is registered in the Note Register and, if applicable, the holder of any Bearer Note or Coupon, as the case may be, or such other Person deemed to be a "Holder" or "Noteholder" in any related Series Supplement. Notwithstanding anything to the contrary contained here, in the event that the Noteholders under any Series shall have received all principal, interest and other sums owing to such Noteholders under the Notes and the other Transaction Documents and any sums shall be due to any Enhancement Providers under such Series, then such Enhancement Providers shall be deemed to be the Holders of such Notes for all purposes hereof.

     "Indebtedness" means, with respect to any Person, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens on or payable out of the proceeds or production from, property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations of another Person of a type described in clauses (i) through (v) above, for which such Person is obligated pursuant to a guaranty, put or similar arrangement.

     "Indenture" means the Base Indenture, together with all Series Supplements, as the same maybe amended, restated, modified or supplemented from time to time.

     "Indenture Termination Date" has the meaning specified in Section 12.1.

     "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, each Seller, the Initial

Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, any Seller, the Initial Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, any Seller, the Initial Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 15.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Independent Manager" has the meaning specified in subsection 8.2(p).

     "Initial Closing Date" means September 13, 2002.

     "Initial Investor Interests" means, with respect to any Series of Notes, the amount stated in the related Series Supplement.

     "Initial Seller" has the meaning specified in the Purchase Agreement.

     "Installment Contract" means any retail installment sale contract executed by an Obligor in connection with a sale of Merchandise and all amounts due thereunder from time to time.

     "Installment Contract Receivable" has the meaning specified in the Purchase Agreement.

     "Interest Period" means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "Investment Earnings" means all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Trust Accounts (except if otherwise provided with respect to any Series Account in the related Series Supplement).

     "Investor Account" means each of the Excess Funding Account (as defined in the Series Supplements), the Finance Charge Account, the Principal Account and each of the Payment Accounts.

     "Investor Interests" has, with respect to any Series of Notes, the meaning stated in the related Series Supplement.

     "Investor Percentage" has the meaning stated in the related Series Supplement.

     "Issuer" has the meaning specified in the preamble of this Base Indenture.

     "Issuer Distributions" has the meaning specified in subsection 5.4(c).

     "Issuer Interest" means at any time, an amount equal to the aggregate Principal Receivables plus the amounts on deposit in the Collection Account, the Excess Funding Account (as defined in the applicable Series Supplement) and the Principal Account minus the Aggregate Investor Interests.

     "Issuer Obligations" means all principal and interest, at any time and from time to time, owing by the Issuer on the Notes and all costs, fees and expenses and other amounts owing or payable by, or obligations of, the Issuer to any Person (other than the Initial Seller, the Sellers or the Parent) under the Indenture and/or the Transaction Documents.

     "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Responsible Officers and delivered to the Trustee.

     "Issuer Pay Out Event" with respect to all Series of Notes, has the meaning specified in Section 9.1.

     "Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

     "Legal Final Payment Date" is defined, with respect to any Series of Notes, in the applicable Series Supplement.

     "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

     "Liquidation Event" means, with respect to any Series of Notes, one of the events specified in the applicable Series Supplement.

     "Luxembourg Agent" has the meaning specified in subsection 2.4(a).

     "Material Adverse Effect" means any event or condition which would have a material adverse effect on (i) the collectibility of any material portion of the Receivables, (ii) the condition

(financial or otherwise), businesses or properties of the Issuer, the Servicer or any Seller, (iii) the ability of the Issuer, the Servicer or any Seller to perform its respective obligations under the Transaction Documents to which it is a party and (iv) the interests of the Trustee or any Secured Party in the Trust Estate or under the Transaction Documents.

     "Merchandise" means (i) home appliances, electronic goods, computers, telephones and other goods and merchandise of the type sold by the Seller from time to time in the ordinary course of business, which in each case constitute "consumer goods" under and as defined in Article 9 of the UCC of all applicable jurisdictions, (ii) service maintenance contracts and services in respect of any goods or merchandise referred to in clause (i) above, and (iii) credit insurance (including life, disability, property and involuntary unemployment) in respect of any goods or merchandise referred to in clause (i) above or any Obligor's payment obligations in respect of a Receivable.

     "Minimum Issuer Interest" has the meaning specified in each Series Supplement.

     "Monthly Noteholders' Statement" means, with respect to any Series of Notes, a statement substantially in the form attached in the relevant Series Supplement, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information expressly required by this Base Indenture or any Series Supplement.

     "Monthly Period" means, unless otherwise defined in any Series Supplement, the period from and including the first day of a calendar month to and including the last day of a calendar month.

     "Monthly Servicer Report" means a report substantially in the form attached as Exhibit A-1 to the Servicing Agreement or in such other form as shall be agreed between the Servicer and the Trustee; provided, however, that no such other agreed form shall serve to exclude information expressly required by this Base Indenture or any Series Supplement.

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA with respect to which a Seller, the Issuer or any ERISA Affiliate of a Seller or the Issuer is making, is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "Net Investor Charge-Offs" means, with respect to each Series, on any date of determination, the excess of (i) the amount described in clause (c) of the definition of Investor Interest on such date over (ii) the amount described in clause (d) of such definition on such date.

     "New Series Issuance" means any issuance of a new Series of Notes pursuant to Section 2.2.

     "New Series Issuance Date" has the meaning, with respect to any Series issued pursuant to a New Series Issuance, specified in Section 2.2.

     "New Series Issuance Notice" has the meaning, with respect to any Series issued pursuant to a New Series Issuance, specified in Section 2.2.

     "Non-Purchased Receivables" shall mean those Receivables that (i) were either (A) Receivables which were not originated in accordance with the Credit and Collection Policies, (B) Receivables which were originated under manufacturer-sponsored promotional programs, the terms of which are more favorable to the Obligor than the terms of any non-manufacturer sponsored promotional program being offered by the Seller or (C) Receivables which would not be Eligible Receivables on the related Purchase Date, and (ii) were listed as "Non-Purchased Receivables" on a purchase report delivered on the related Purchase Date.

     "Non-U.S. Person" means a person who is not a "U.S. Person" as such term is defined in Regulation S.

     "Note Interest" means interest payable in respect of the Notes of any Series pursuant to the Series Supplement for such Series.

     "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

     "Note Principal" means the principal payable in respect of the Notes of any Series pursuant to Article 5.

     "Note Rate" means, with respect to any Series of Notes (or, for any Series with more than one Class, for each Class of such Series), the annual rate at which interest accrues on the Notes of such Series of Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Series Supplement.

     "Note Register" means the register maintained pursuant to subsection 2.6(a), providing for the registration of the Notes and transfers and exchanges thereof.

     "Notes" means any one of the notes (including, without limitation, the Global Notes or the Definitive Notes) issued by the Issuer, executed and authenticated by the Trustee substantially in the form (or forms in the case of a Series with multiple classes) of the note attached to the related Series Supplement or such other obligations of the Issuer deemed to be a "Note" in any related Series Supplement.

     "Notice Persons" means, with respect to any Series of Notes, the Persons identified as such in the applicable Series Supplement.

     "Obligor" means, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.

     "Official Body" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Opinion of Counsel" means one or more written opinions of counsel to the Issuer, the Sellers or the Servicer who (except in the case of opinions regarding matters of organizational standing, power and authority, conflict with organizational documents, conflict with agreements other than Transaction Documents, qualification to do business, licensure and litigation or other proceedings) shall be external counsel, satisfactory to the Trustee, which opinions shall comply with any applicable requirements of Section 15.1 and TIA
Section 314, and shall be in form and substance satisfactory to the Trustee, and shall be addressed to the Trustee. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on a Conn Officer's Certificate as to the truth of such factual matter.

     "Opportunity Customer" means an Obligor which meets the "OFC Underwriting" criteria but fails to meet the "CCC Underwriting" criteria set forth in the Credit and Collection Policy.

     "Originator Note" has the meaning specified in the Purchase Agreement.

     "Outstanding Principal Balance" means, as of any date with respect to any Purchased Receivable, an amount equal to (i) the original principal balance due on such Purchased Receivable plus (ii) the amount of any additional advances before such date minus (iii) the Principal Collections.

     "Parent" shall mean Conn Appliances, Inc.

     "Pay Out Event" has the meaning specified in Section 9.1.

     "Paying Agent" means any paying agent appointed pursuant to Section 2.7 and shall initially be the Trustee.

     "Payment Account" has the meaning specified in subsection 5.3(c).

     "Payment Date" means, with respect to each Series, the dates specified in the related Series Supplement.

     "Payment Priorities" has the meaning specified in subsection 5.10(e).

     "Pension Plan" means a Plan described in Section 3(2) of ERISA.

     "Perfection Representations" means the representations, warranties and covenants set forth in Schedule 1 attached hereto.

     "Permitted Encumbrance" (a) with respect to the Issuer, any item described in clause (i), (iv) or (vi) of the following, and (b) with respect to Conn, any Seller or the Initial Seller, any item described in clauses (i) through (vi) of the following:

               (i) liens, charges or other encumbrances for taxes and assessments which are not yet due and payable or which are being contested in good faith and for which reserves have been established, if required in accordance with GAAP;

               (ii) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which a Seller shall at any time in good faith be prosecuting an appeal or proceeding for a review and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (iii) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and assets (including mechanics', carriers', repairers', warehousemen's and statutory landlords' liens and liens to secure the performance of leases) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith by appropriate actions or proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (iv) liens, charges or encumbrances in favor of the Trustee, or otherwise created by the Issuer, any Seller, the Initial Seller or the Trustee pursuant to the Transaction Documents, and the interests of mortgagees and loss payees under the terms of any Contract;

               (v) lien, charges, imperfections in title or other encumbrances which, in the aggregate do not exceed $100,000 and which, individually or in the aggregate, do not materially interfere with the rights under the Transaction Documents of the Trustee or any Noteholder in any of the Receivables; and

               (vi) any lien or security interest created in favor of the Issuer, Conn, such Seller or the Initial Seller in connection with the purchase of any Receivables by the Issuer, Conn, such Seller or the Initial Seller and covering such Receivables, the related Contracts with respect to which are sold or purported to be sold by Conn, such Seller or the Initial Seller to the Issuer pursuant to the Purchase Agreement.

     "Permitted Investments" means, unless otherwise provided in the Series Supplement with respect to any Series, any of the following (a) negotiable instruments or securities represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations fully guaranteed by the United States of America; (ii) obligations of any agency of the United States of America; (iii) time deposits in, or bankers acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the time of investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating of at least A-1/P-1 (or the equivalent thereof) from Moody's and, if rated by any other Rating Agency, such Rating Agency, in the case of the certificates of deposit or short-term deposits, or a rating not lower than one of the two highest investment categories granted by Moody's and, if rated by any other Rating Agency, such Rating Agency; (iv) certificates of deposit having, at the time of investment or contractual commitment to invest therein, a rating of at least A-1/P-1 (or the equivalent thereof) from Moody's and, if rated by any other Rating Agency, such Rating Agency; or (v) investments in money market funds (including those owned or managed by the Trustee) rated in the highest investment category by Moody's and, if rated by any other Rating Agency, such Rating Agency; (b) demand deposits and cash escrows in any depositary institution or trust company (including those owned or managed by the Trustee) referred to in (a)(iii) above; (c) commercial paper (having original or remaining maturities of no more than thirty (30) days) having, at the time of investment or contractual commitment to invest therein, a credit rating of at least A-1/P-1 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency; (d) Eurodollar time deposits having a credit rating of at least A-1/P-1 (or the equivalent thereof) from Moody's and, if rated by any other Rating Agency, such Rating Agency; (e) repurchase agreements involving any of the Permitted Investments described in clauses (a)(i), (a)(iv) and (d) of this definition so long as the other party to the repurchase agreement has at the time of investment therein, a rating of at least A-1/P-1 (or the equivalent thereof) from Moody's and, if rated by any other Rating Agency, such Rating Agency; and (f) any other investment permitted by the Notice Persons of each Series and which satisfies the Rating Agency Condition.

     "Permitted Seller" means the Parent, CAI, L.P. and such other entities as shall be approved by the Notice Persons of each Series.

     "Person" means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

     "Post Office Box" has the meaning specified in the Servicing Agreement.

     "Potential Pay Out Event" means any occurrence that is, or with notice or lapse of time or both would become, a Pay Out Event.

     "Principal Account" has the meaning specified in subsection 5.3(b).

     "Principal Account Floor" means, at any time, the excess, if any, of (i) the sum of (a) interest and fees accrued and unpaid at such time with respect to the Notes and "Enhancement" of all Series (together with, if applicable, interest on any overdue interest and fees at the rate specified in the accompanying series supplements), (b) accrued and unpaid Servicing Fees and Trustee and Back-Up Servicer Fees and Expenses at such time, (c) the aggregate Outstanding Principal Balance of all Receivables that became Defaulted Receivables since the last Business Day of the Monthly Period preceding the most recent Payment Date, (d) any other accrued and unpaid costs, expenses, or liability of the Issuer whatsoever (except for obligations of the Issuer to pay any principal on the Notes outstanding at such time and except for any taxes and fee and indemnity expenses for which cash, other than Collections, are available to the Issuer) and (e) the aggregate, for each Series in an Accumulation Period or Amortization Period, of the full amount to be set aside or distributed for each such Series with respect to principal on the Notes on the next Payment Date, over (ii) the amount on deposit in the Finance Charge Account (plus, so long as no Daily Payment Event shall have occurred, the amount (not to exceed the Available Servicer Letter of Credit Amount) of Collections of Finance Charges held by the Servicer and not deposited in the Finance Charge Account).

     "Principal Amortization Period" means, with respect to any Series of Notes, the period specified, if any, in the applicable Series Supplement.

     "Principal Collections" means all Collections received in respect of Principal Receivables.

     "Principal Receivables" means the principal portion of the Receivables (other than Defaulted Receivables), excluding any Recoveries and any accrued and unpaid Finance Charges.

     "Principal Terms" has the meaning with respect to any Series issued pursuant to a New Series Issuance specified in subsection 2.2(b).

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Purchase Agreement" means the Receivables Purchase Agreement, dated as of September 1, 2002, among the Initial Seller, each of the Sellers from time to time party thereto, and the Issuer, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

     "Purchase Date" has the meaning specified in the Purchase Agreement.

     "Purchased Receivable" means any Receivable purchased (or purported to be purchased) by the Issuer pursuant to the terms of the Purchase Agreement.

     "Qualified Institution" means a depository institution or trust company, which may include the Trustee, organized under the laws of the United States or any one of the states thereof or the District of Columbia, which either (a) has corporate trust powers and at all times has a certificate of deposit rating of P-1 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency, or a long-term unsecured debt obligation rating of at least A-/A3 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency, and deposit insurance provided by either the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), each administered by the FDIC, or (b) at all times has a certificate of deposit rating of at least A-1/P-1 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency, or a long-term unsecured debt obligation rating of at least A-/A3 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency, and deposit insurance as required by the FDIC or (c) a depository institution, which may include the Trustee, which is acceptable to the Rating Agency.

     "Rapid Accumulation Period" means, with respect to any Series of Notes, a period specified, if any, in the applicable Series Supplement.

     "Rapid Amortization Period" means, with respect to any Series of Notes, the period specified, if any, in the applicable Series Supplement.

     "Rating Agency" means, with respect to each outstanding Series of Notes, the rating agency or agencies, if any, selected by the Issuer to rate all or a portion of such Series of Notes or any Class thereof, as specified in the related Series Supplement, at the request of the Issuer.

     "Rating Agency Condition" means, unless otherwise provided in a Series Supplement, with respect to any action requiring rating agency approval or consent, that each Rating Agency rating any Series shall have notified the Issuer and the Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any outstanding Series or Class thereof with respect to which it is a Rating Agency. Satisfaction of the Rating Agency Condition shall be an expense of the Issuer unless otherwise provided herein or in any Series Supplement.

     "Receivable" means the indebtedness of any Obligor under a Contract (which "Receivable" has been acquired by the Issuer from a Seller or the Initial Seller pursuant to the terms of the Purchase Agreement), whether constituting an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (i) the right to payment of such indebtedness and any interest or finance charges and other obligations of such Obligor with respect thereto (including, without limitation, the principal amount of such indebtedness, periodic finance charges, late fees and returned check fees), and (ii) all proceeds of, and payments or Collections on, under or in respect of any of the foregoing. Notwithstanding the foregoing, upon release from the Trust Estate pursuant to Section 2.14, a Removed Receivable shall no longer constitute a Receivable. If an Installment Contract is rewritten for credit reasons, the indebtedness under the new Installment Contract shall, for purposes of the Transaction Documents, constitute the same Receivable as existed under the original Installment Contract, unless such indebtedness is a Non-Purchased Receivable (in which case, the original Receivable shall cease to be a Receivable for purposes of the Transaction Documents upon payment in accordance with Section 2.5 of the Purchase Agreement with respect thereto). If an Installment Contract is refinanced in connection with the purchase of additional Merchandise, the original Receivable shall cease to be a Receivable for purposes of the Transaction Documents upon payment in accordance with
Section 2.5 of the Purchase Agreement with respect thereto and the indebtedness under the new Installment Contract shall constitute a new Receivable for purposes of the Transaction Documents upon the sale thereof to the Purchaser pursuant to Section 2.1 of the Purchase Agreement.

     "Receivable Files" has the meaning specified in the Purchase Agreement.

     "Record Date" means, unless otherwise specified in the applicable Series Supplement, with respect to any Series of Notes and any Payment Date, the last Business Day of the preceding Monthly Period.

     "Records" means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

     "Recoveries" means, with respect to any period, all Collections received during such period in respect of Receivables that became Charged-Off Receivables prior to the first day of such period.

     "Redemption Date" means (a) in the case of a redemption of the Notes pursuant to Section 14.1, the Payment Date specified by the Servicer or the Issuer pursuant to Section 14.1 or (b) the date specified for a Series pursuant to redemption provisions of the related supplement.

     "Redemption Price" means in the case of a redemption of the Notes pursuant to Section 14.1, an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date and any other amounts due to Noteholders.

     "Registered Notes" has the meaning specified in Section 2.1.

     "Related Security" means, with respect to any Purchased Receivable, all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Purchased Receivable or otherwise relating to such Purchased Receivable.

     "Removed Receivables" means any Receivable which is purchased or repurchased (i) by the Servicer pursuant to the last paragraph of Section 2.08 of the Servicing Agreement, (ii) by any Seller pursuant to the terms of the Purchase Agreement or (iii) by any other Person pursuant to Section 5.8 of the Indenture.

     "Required Noteholders" means Holders of Notes in the VFN Series, voting together without regard to Class or Series, representing in excess of 66 2/3% of the aggregate Maximum Funded Amount (as defined in the applicable Note Purchase Agreement) of all Noteholders in the VFN Series, and the Holders of Notes of all other Series, voting together without regard to Class or Series, representing in excess of 66 2/3% of the aggregate principal balance of all Notes in such other Series outstanding.

     "Required Persons" means, with respect to any Series of Notes, the Persons identified as such in the applicable Series Supplement.

     "Required Rating" shall mean at least P-1 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency.

     "Required Remittance Amount" has the meaning specified in subsection
5.10(a).

     "Requirements of Law" means, as to any Person, the organizational documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Official Body, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" means, with respect to any Person, the Chairman, the President, the Controller, any Vice President, the Secretary, the Treasurer, or any other officer of such Person customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Restricted Period" has, with respect to any Series of Notes, the meaning designated as the "Restricted Period," if any, in the related Series Supplement.

     "Retailer Credit Agreement" means the Credit Agreement dated as of July 14, 1998, by and among Conn, CAI Credit Insurance Agency, Inc., Chase Bank of Texas, National Association, individually and as Administrative Agent for lenders described in such Credit Agreement, Chase Securities, Inc., as arranger, and Bank of America, N.A. (as successor in interest to NationsBank, N.A.), individually and as Documentation Agent for the lenders described in such Credit Agreement, as such Credit Agreement may hereafter be amended from time to time.

     "Revolving Charge Account Agreement" means any retail revolving charge account agreement between the Seller or a Permitted Seller and an Obligor pursuant to which such Obligor is obligated to pay for Merchandise purchased under a credit plan and permits such Obligor to purchase such Merchandise on credit.

     "Revolving Charge Receivable" means any indebtedness of an Obligor arising under a Revolving Charge Account Agreement.

     "Revolving Period" means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

     "Scheduled Payment Date" has the meaning, with respect to any Series of Notes, if any, in the related Series Supplement.

     "Secured Parties" has the meaning specified in Granting Clause of this Base Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Sellers" means Conn, CAI, L.P. and any additional Sellers approved in writing by the Required Persons of each Series that become a party to the Purchase Agreement pursuant to the terms thereof, and each of their successors and permitted assigns (other than the Initial Seller).

     "Series Account" has the meaning specified in subsection 5.3(d).

     "Series of Notes" or "Series" means any Series of Notes issued and authenticated pursuant to the Base Indenture and a related Series Supplement, which may include within any Series multiple Classes of Notes, one or more of which may be subordinated to another Class or Classes of Notes.

     "Series Pay Out Event" has the meaning, with respect to any Series of Notes, specified in the related Series Supplement.

     "Series Supplement" means a supplement to the Base Indenture complying with the terms of Section 2.2 of the Base Indenture or a Supplement.

     "Series Temporary Regulation S Global Note" means, with respect to any Series of Notes, the notes designated as such, if any, in the related Series Supplement.

     "Series Termination Date" means, with respect to any Series of Notes, the date specified as such in the applicable Series Supplement.

     "Series Transfer Date" means, unless otherwise specified in the related Series Supplement, with respect to any Series, the Business Day immediately prior to each Payment Date.

     "Servicer" means initially CAI, L.P. and its permitted successors and assigns and thereafter any Person appointed as successor as herein provided to service the Receivables.

     "Servicer Default" has the meaning specified in Section 2.04 of the Servicing Agreement.

     "Servicer LC Escrow Account" has the meaning specified in subsection
5.10(e).

     "Servicer Letter of Credit" shall mean a letter of credit, dated the Initial Closing Date, issued by the Servicer Letter of Credit Bank for the benefit of the Trustee or any substitute therefor in accordance with subsection 5.10(c).

     "Servicer Letter of Credit Bank" shall mean SunTrust Bank and the issuer of any substitute Servicer Letter of Credit delivered pursuant to subsection 5.10(c).

     "Servicing Agreement" means the Servicing Agreement, dated September 1, 2002, among the Issuer, the Servicer and the Trustee, as the same may be amended or supplemented from time to time.

     "Servicing Fee" means (i) for any Monthly Period during which CAI, L.P. or any Affiliate acts as Servicer, an amount equal to the product of (i) 3.00%/12 multiplied by (ii) the average aggregate Principal Receivables plus the average aggregate Defaulted Receivables for such Monthly Period and (ii) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the product of (i) the current market rate for servicing receivables similar to the Receivables divided by 12, multiplied by
(ii) the average aggregate Principal Receivables plus the average aggregate Defaulted Receivables for such Monthly Period; provided, however, that in no event shall the current market rate exceed 5.00%.

     "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     "Special Receivable" means a Receivable (other than a Defaulted Receivable or Charged-Off Receivable) as to which as of the Cut-Off Date, all or any part of a scheduled payment remains unpaid for 31, but not more than 210, days from the due date for such payment or all of the original Obligors obligated thereon are deceased or have "skipped" or cannot be located.

     "Subsequently Purchased Receivables" has the meaning set forth in the Purchase Agreement.

     "Subsidiary" of a Person means any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

     "Supplement" means a supplement to the Base Indenture complying with the terms of Article 13 of the Base Indenture.

     "Swap Agreement" means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by the Issuer in connection with the issuance of a Series of Notes, as specified in the related Series Supplement, providing limited protection against interest rate risks.

     "Tax Opinion" means with respect to any action or event, an Opinion of Counsel to the effect that, for United States federal income tax purposes (x) in connection with the initial issuance of a Series of Notes, if so specified in the related Series Supplement, such Notes constitute indebtedness and (y) (a) such action or event will not adversely affect the tax characterization of Notes of any outstanding Series or Class of Notes issued to investors as debt and (b) such action or event will not give rise to a taxable event for any Secured Party or the Issuer.

     "Title IV Plan" means a Pension Plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA and that a Seller, the Issuer or an ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Transaction Documents" means, collectively, the Base Indenture, any Series Supplement, the Notes, the Servicing Agreement, the Back-Up Servicing Agreement (as defined in the Servicing Agreement), the Purchase Agreement, any Enhancement Agreement, the Servicer Letter of Credit, the "Note Purchase Agreement" for each Series, and any agreements of the Issuer relating to the issuance or the purchase of any of the Notes.

     "Transfer Agent and Registrar" has the meaning specified in Section 2.6 and shall initially be the Trustee's Corporate Trust Office.

     "Transition Costs" means all reasonable costs and expenses incurred by the Back-Up Servicer in connection with a transfer of servicing.

     "Trust Account" has the meaning specified in the Granting Clause to this Base Indenture.

     "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Secured Parties (including all property and interests Granted to the Trustee), including all proceeds thereof, as defined in the Granting Clause to this Base Indenture.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

     "Trust Officer" means any officer within the Corporate Trust Office (or any successor group of the Trustee), including any Vice President, any Managing Director, any Assistant Vice President, any Secretary, any Assistant Treasurer, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any person who at the time shall be an above-designated officer and also, with respect to a particular matter, any other officer to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Trustee" means initially Wells Fargo Bank Minnesota, National Association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed in accordance with the provisions of this Base Indenture.

     "Trustee and Back-Up Servicer Fees and Expenses" means, for any Series Transfer Date, (i) the amount of accrued and unpaid fees and reasonable expenses (but not in excess of $50,000 per calendar year (or, if an Event of Default has occurred and is continuing, $150,000 per Series per calendar year)) of the Trustee and Back-up Servicer; (ii) the amount of unpaid fees and reasonable expenses of the paying agent; and (iii) the Transition Costs (but not in excess of $50,000), if applicable.

     "UCC" means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

     "Unfunded Pension Liability" means, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan (and not the assumptions used by the Pension Benefit Guaranty Corporation in calculating such amounts), and (b) for a period of five years following a transaction that might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by a Seller or any ERISA Affiliate as a result of such transaction.

     "U.S." or "United States" means the United States of America and its territories.

     "U.S. Government Obligations" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

     "VFN Series" means Series 2002-A and, with the consent of the "Required Persons" for each outstanding VFN Series, any other Series of variable funding notes.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     "written" or "in writing" means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

     Section 1.2. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, except to the extent that the Trustee has been advised by an Opinion of Counsel that the Indenture does not need to be qualified under the TIA or such provision is not required under the TIA to be applied to this Indenture in light of the outstanding Notes. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.3. Cross-References. Unless otherwise specified, references in this Indenture and in each other Transaction Document (other than any Enhancement Agreement) to any Article or Section are references to such Article or Section of this Indenture or such other Transaction Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     Section 1.4. Accounting and Financial Determinations; No Duplication. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP applied on a consistent basis When used herein, the term "financial statement" shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Transaction Documents (other than any Enhancement Agreement) shall be made without duplication.

     Section 1.5. Rules of Construction. In this Indenture, unless the context otherwise requires:

          (i)    "or" is not exclusive;

          (ii)   the singular includes the plural and vice versa;

          (iii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

          (iv)   reference to any gender includes the other gender;

          (v) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

          (vi) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

          (vii) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     Section 1.6.   Other Definitional Provisions.

          (a) All terms defined in any Series Supplement or this Base Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Capitalized terms used but not defined herein shall have the respective meaning given to such term in the Servicing Agreement.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Base Indenture or any Series Supplement shall refer to this Base Indenture or such Series Supplement as a whole and not to any particular provision of this Base Indenture or any Series Supplement; and Section, subsection, Schedule and Exhibit references contained in this Base Indenture or any Series Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Base Indenture or any Series Supplement unless otherwise specified.

                                    ARTICLE 2.

                                    THE NOTES

     Section 2.1. Designation and Terms of Notes. Subject to Sections 2.16 and 2.19, the Notes of each Series and any Class thereof may be issued in bearer form (the "Bearer Notes") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Notes"), and shall be substantially in the form of exhibits with respect thereto attached to the applicable Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such restrictions, legends or endorsements placed thereon and shall bear, upon their face, the designation for such Series to which they belong so selected by the Issuer, all as determined by the officers executing such Notes, as evidenced by their execution of the Notes; provided, however, that Bearer Notes shall be issued only in conformity with applicable laws and regulations, including without limitation the applicable Bearer Rules. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. All Notes of any Series shall, except as specified in the related Series Supplement, be pari passu and equally and ratably entitled as provided herein to the benefits hereof (except that, unless otherwise provided for in a related Series Supplement, the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the related Series Supplement. If specified in the Series Supplement for any Series, the related Notes shall be issued upon initial issuance as a single note as described in Section 2.16 in an original principal amount equal to the Investor Interest of such Series and Class. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. Each Series of Notes shall be issued in the minimum denominations set forth in the related Series Supplement.

     Section 2.2. New Series Issuances. The Notes may be issued in one or more Series. Each Series of Notes shall be created by a Series Supplement.

          (a) The Issuer may effect the issuance of one or more Series of Notes on or after the Initial Closing Date (a "New Series Issuance") from time to time by notifying the Trustee in writing at least three (3) days in advance (a "New Series Issuance Notice") of the date upon which the New Series Issuance is to occur (a "New Series Issuance Date"). Any New Series Issuance Notice shall state the designation of any Series (and each Class thereof, if applicable) to be issued on the New Series Issuance Date and, with respect to each such Series:
(a) its Initial Investor Interest (or the method for calculating such Initial Investor Interest), which, at any time, may not be greater than the Issuer Interest at such time (taking into account any Subsequently Purchased Receivables that the Issuer will purchase with the proceeds of such New Series Issuance) minus the highest Minimum Issuer Interest specified in the Series Supplement for any outstanding Series, (b) the aggregate initial outstanding principal amount of the Notes thereof (or the method for calculating such amount), and (c) the Enhancement Provider, if any, with respect to such Series. On the related New Series Issuance Date, the Issuer shall execute and the Trustee shall authenticate and deliver any such Series of Notes only upon delivery to it of the following:

          (i) an Issuer Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Trustee and specifying the designation of such new Series and the aggregate principal amount of Notes of such new Series (and each Class thereof) to be authenticated with respect to such new Series;

          (ii) a Series Supplement in form reasonably satisfactory to the Trustee executed by the Issuer and the Trustee and specifying the Principal Terms of such new Series;

          (iii)  the related Enhancement, if any;

          (iv) the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Trustee;

          (v) unless otherwise specified in the related Series Supplement, a Tax Opinion with respect to the issuance of such Series, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Trustee, dated the applicable New Series Issuance Date;

          (vi) written consent from each Notice Person and written confirmation that the Rating Agency Condition shall have been satisfied with respect to such issuance;

          (vii) a Conn Officer's Certificate of the Issuer that on such New Series Issuance Date, after giving effect to such New Series Issuance, the Issuer Interest would be at least equal to the highest Minimum Issuer Interest of any outstanding Series;

          (viii) evidence that each of the parties to the Transaction Documents (other than any Series Supplement, Enhancement Agreement or other Transaction Document relating solely to another Series of Notes) has covenanted and agreed that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law;

          (ix) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee as to the Trustee's Lien in and to the Trust Estate;

          (x) evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic, followed by prompt written confirmation) that the Issuer has delivered the Trust Estate to the Trustee and has caused all filings (including filing of financing statements on form UCC-1) and recordings to be accomplished as may be reasonably required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers and security interest of the Trustee in the Trust Estate for the benefit of the Secured Parties;

          (xi)   any consents required pursuant to Section 13.1 or otherwise;
     and

          (xii) such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

Upon satisfaction of such conditions, the Trustee shall authenticate and deliver, as provided above, such Series of Notes, and a corresponding reduction in the Issuer Interest will result. There is no limit to the number of New Series Issuances that may be performed under the Indenture.

          (b) In conjunction with each New Series Issuance, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to any newly issued Series of Notes, which may include without limitation, as applicable: (i) its name or designation, (ii) the initial aggregate principal amount of Notes of such Series or a method for calculating the principal and a method for determining principal for any Series with a variable principal amount, (iii) the Initial Investor Interest or a method for calculating the Initial Investor Interest and a method for determining any adjusted Investor Interest, (iv) the portion of the Trust Estate to be allocated with respect to such Series and the provisions governing such allocations, (v) the Note Rate (or the method for calculating such Note Rate) with respect to such Series, (vi) the Closing Date, (vii) each Rating Agency, if any, rating such Series, (viii) the name of the

Clearing Agency, if any, (ix) the rights of the Issuer that have been transferred to the Holders of such Series pursuant to such New Series Issuance (including any rights to allocations of Collections of Finance Charges, Principal Receivables and Recoveries), (x) the Interest Period, the interest payment date or dates and the date or dates from which interest shall accrue,
(xi) the periods during which or dates on which principal will be paid or accrued, (xii) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Notes of such Series shall amortize or accrete and the method for allocating Collections with respect to Finance Charges and Recoveries, (xiii) any other Collections with respect to Receivables or other amounts available to be paid with respect to such Series, (xiv) the names of any Series Accounts and the terms governing the operation of any such account and use of moneys therein, (xv) the Servicing Fee and Trustee and Back-Up Servicer Fees and Expenses allocation, (xvi) the Minimum Issuer Interest and the Series Termination Date, (xvii) the terms of any Enhancement with respect to such Series and the Enhancement Provider, (xviii) the Group, if any, applicable to such Series, (xix) the terms on which the Notes of such Series may be repurchased, refinanced, defeased or remarketed to other investors, (xx) any deposit into any Series Account, (xxi) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, including the method of allocating Collections among such Classes, (xxii) the extent to which the Notes will be issuable in temporary or permanent global form, (xxiii) whether the Notes may be issued in bearer form and any limitations imposed thereon, (xxiv) the subordination, if any, of such Series with respect to any other Series, (xxv) whether such Series will or may be a Companion Series and the Series with which it will be paired, (xxvi) transfer restrictions applicable to Notes of such Series and (xxvii) any other relevant terms of such Series of Notes (all such terms, the "Principal Terms" of such Series).

          (c) The terms of such Series Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. If on the date of the issuance of such Series there is issued and outstanding one or more Series of Notes and no Series of Notes is currently rated by a Rating Agency, then as a condition to such New Series Issuance a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the New Series Issuance will not have an adverse effect on the timing or distribution of payments to such other Series of Notes then issued and outstanding.

     Section 2.3.   [Reserved].

     Section 2.4.   Execution and Authentication.

          (a) Each Note shall be executed by manual or facsimile signature by the Issuer. Notes bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of such Notes.

Unless otherwise provided in the related Series Supplement, no Notes shall be entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory (and the Luxembourg agent (the "Luxembourg Agent"), if such Notes are listed on Luxembourg Stock Exchange), and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          (b) Pursuant to Section 2.2, the Issuer shall execute and the Trustee shall authenticate and deliver a Series of Notes having the terms specified in the related Series Supplement, upon the written order of the Issuer, to the purchasers thereof, the underwriters for sale or to the Issuer for initial retention by it. If specified in the related Series Supplement for any Series, the Issuer shall execute and the Trustee shall authenticate and deliver the Global Note that is issued upon original issuance thereof, upon the written order of the Issuer, to the Depository against payment of the purchase price therefor. If specified in the related Series Supplement for any Series, the Issuer shall execute and the Trustee shall authenticate Book-Entry Notes that are issued upon original issuance thereof, upon the written order of the Issuer, to a Clearing Agency or its nominee as provided in Section 2.16 against payment of the purchase price thereof.

          (c) All Notes shall be dated and issued as of the date of their authentication except Bearer Notes which shall be dated the applicable issuance date as provided in the related Series Supplement.

          (d) Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Note to the Trustee for cancellation as provided in Section 2.13 together with a written statement (which need not comply with Section 15.1 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Issuer, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

     Section 2.5.   Authenticating Agent.

          (a) The Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Issuer, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.

          (d) The Issuer agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 2.5.

          (e) Pursuant to an appointment made under this Section 2.5, the Notes may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the certificates described in the Indenture.

                        [Name of Authenticating Agent],

                        as Authenticating Agent
                         for the Trustee,

                        By:
                           ----------------------------
                           Responsible Officer

     Section 2.6.   Registration of Transfer and Exchange of Notes.

          (a) (i) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar"), in accordance with the provisions of subsection 2.6(c) and the Bearer Rules, a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Notes of each Series (unless otherwise provided in the related Series Supplement) and registrations of transfers and exchanges of the Notes as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Notes and transfers and exchanges of the Notes as herein provided. If a Person other than the Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Transfer Agent and

Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by a Responsible Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes. If any form of Note is issued as a Global Note, the Trustee may, or if and so long as any Series of Notes are listed on the Luxembourg Stock Exchange, and such exchange shall so require, the Trustee shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon thirty (30) days' written notice to the Servicer and the Issuer. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Issuer shall appoint a successor Transfer Agent and Registrar.

          (ii) Upon surrender for registration of transfer of any Note at any office or agency of the Transfer Agent and Registrar, if the requirements of
Section 8-401(1) of the UCC are met, the Issuer shall execute, subject to the provisions of subsection 2.6(b), and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of like aggregate principal amount; provided, that the provisions of this paragraph shall not apply to Bearer Notes.

          (iii) All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (iv) At the option of any Holder of Registered Notes, Registered Notes may be exchanged for other Registered Notes of the same Series of the same Class in authorized denominations of like aggregate principal amounts in the manner specified in the Series Supplement for such Series, upon surrender of the Registered Notes to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. Registered Notes may not be exchanged for Bearer Notes. At the option of any Holder of Bearer Notes, subject to applicable laws and regulations (including without limitation, the Bearer Rules), Bearer Notes may be exchanged for other Bearer Notes or Registered Notes of the same Series of the same Class in authorized denominations of like aggregate principal amounts, in the manner specified in the Series Supplement for such Series, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section 2.6 shall have attached thereto (or be accompanied by) all unmatured Coupons, provided that any Bearer Note so surrendered after the close of business on the Record Date preceding the relevant Payment Date after the related Series Termination Date need not have attached the Coupons relating to such Payment Date.

          (v) Whenever any Notes of any Series are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver and the Noteholders shall obtain from the Trustee, the Notes of such Series which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Noteholder thereof or his attorney-in-fact duly authorized in writing.

          (vi) The preceding provisions of this Section 2.6 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the exchange of any Global Note of any Series for a Definitive Note or the transfer of or exchange any Note of any Series for a period of five (5) Business Days preceding the due date for any payment with respect to the Notes of such Series or during the period beginning on any Record Date and ending on the next following Payment Date.

          (vii) Unless otherwise provided in the related Series Supplement, no service charge shall be made for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

          (viii) All Notes (together with any Coupons attached to Bearer Notes) surrendered for registration of transfer and exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 2.19 was received with respect to each portion of the Global Note exchanged for Definitive Notes.

          (ix) Upon written direction, the Issuer shall deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Bearer Notes and Registered Notes in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Indenture and the Notes.

          (x) Notwithstanding any other provision of this Section 2.6, the typewritten Note or Notes representing Book-Entry Notes for any Series may be transferred, in whole but not in part, only to another nominee of the Clearing Agency or Foreign Clearing Agency for such Series, or to a successor Clearing Agency or Foreign Clearing Agency for such Series selected or approved by the Issuer or to a nominee of such successor Clearing Agency or Foreign Clearing Agency, only if in accordance with this Section 2.6.

          (xi) If the Notes are listed on the Luxembourg Stock Exchange, the Trustee or the Luxembourg Agent, as the case may be, shall send to the Issuer upon any transfer or exchange of any Note information reflected in the copy of the register for the Notes maintained by the Registrar or the Luxembourg Agent, as the case may be.

          (xii) By its acceptance of a Note, each Noteholder and Note Owner shall be deemed to have represented and warranted that either (i) it is not acquiring the Note with the assets of a benefit plan subject to ERISA or Section 4975 of the Code, or (ii) its purchase and holding of the Note will not, throughout the term of its holding an interest therein, constitute a non-exempt "prohibited transaction" under Section 406(a) of ERISA or Section 4975 of the Code.

          (b) Unless otherwise provided in the related Series Supplement, registration of transfer of Registered Notes containing a legend relating to the restrictions on transfer of such Registered Notes (which legend shall be set forth in the Series Supplement relating to such Notes) shall be effected only if the conditions set forth in such related Series Supplement are satisfied.

     Whenever a Registered Note containing the legend set forth in the related Series Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Issuer regarding such transfer. The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by a Responsible Officer prior to registering any such transfer or authenticating new Registered Notes, as the case may be. The Issuer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this subsection 2.6(b).

          (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York (and subject to this Section 2.6, if specified in the related Series Supplement for any Series, any other city designated in such Series Supplement) an office or offices or an agency or agencies where Notes of such Series may be surrendered for registration of transfer or exchange (except that Bearer Notes may not be surrendered for exchange at any such office or agency in the United States, but may be surrendered for exchange at such office or agency outside the United States as shall be specified in the related Supplement). For purposes of this subsection 2.6(c), "United States" includes Puerto Rico, the U.S. Virgin Islands, the Northern Mariana Islands, Guam, Wake Island and American Samoa.

     Section 2.7. Appointment of Paying Agent. The Paying Agent shall make payments to the Secured Parties from the appropriate account or accounts maintained for the benefit of the Secured Parties as specified in this Base Indenture or the related Series Supplement for any Series pursuant to Articles 5 and 6. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Trustee (or the Servicer on behalf of the Issuer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Servicer on behalf of the Issuer if the Trustee is the Paying Agent) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Indenture in any material respect or for other good cause. The Trustee (or the Servicer on behalf of the Issuer if the Trustee is the Paying Agent) shall notify each Rating Agency of the removal of any Paying Agent. The Paying Agent, unless the Series Supplement with respect to any Series states otherwise, shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon thirty (30) days' written notice to the Servicer on behalf of the Issuer. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).

     If specified in the related Series Supplement for any Series, so long as the Notes of such Series are outstanding, the Issuer shall maintain a co-paying agent in New York City (for Registered Notes only) or any other city designated in such Series Supplement which, if and so long as any Series of Notes is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, shall be in Luxembourg or the location required by such other stock exchange. Any reference in this Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise. For so long as any Bearer Notes are outstanding, the Issuer shall maintain a Paying Agent and a Transfer Agent and Registrar outside the United States (as defined in subsection 2.6(c)).

     Section 2.8.   Paying Agent to Hold Money in Trust.

          (a) The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Issuer Obligations in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided herein and in the applicable Series Supplement and pay such sums to such Persons as provided herein and in the applicable Series Supplement;

          (ii) give the Trustee written notice of any default by the Issuer (or any other obligor under the Issuer Obligations) of which it (or, in the case of the Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Issuer Obligations if at any time it ceases to meet the standards required to be met by a Trustee hereunder; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Issuer Obligations of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (c) Subject to applicable laws with respect to escheat of funds, any money held by the Trustee, any Paying Agent or any Clearing Agency in trust for the payment of any amount due with respect to any Issuer Obligation and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the holder of such Issuer Obligation shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee, such Paying Agent or such Clearing Agency with respect to such trust money shall thereupon cease; provided, however, that the Trustee, such Paying Agent or such Clearing Agency, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City and, if the related Series of Notes has been listed on the Luxembourg Stock Exchange, and if the Luxembourg Stock Exchange so requires, in a newspaper customarily published on each Luxembourg business day and of general circulation in Luxembourg City, Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment.

     Section 2.9.   Private Placement Legend.

     Unless otherwise provided for in a Series Supplement, in addition to any legend required by Section 2.16, each Note shall bear a legend in substantially the following form:

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER AND THE TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR
     SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     Section 2.10.  Mutilated, Destroyed, Lost or Stolen Notes.

          (a) If (i) any mutilated Note (together, in the case of Bearer Notes, with all unmatured Coupons, if any, appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to hold the Transfer Agent and Registrar and the Trustee harmless, then, in the absence of notice to the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, the Issuer shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal balance; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof.

     If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser for value of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser for value, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

          (b)  Upon the issuance of any replacement Note under this
Section 2.10, the Transfer Agent and Registrar or the Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith.

          (c) Any duplicate Note issued pursuant to this Section 2.10 shall constitute complete and indefeasible evidence of contractual debt obligation of the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Note shall be found at any time.

          (d) Every replacement Note issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional Contractual Obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (e) The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.11.  Temporary Notes.

          (a) Pending the preparation of Definitive Notes, the Issuer may request and the Trustee, upon receipt of an Issuer Order, shall authenticate and deliver temporary Notes of such Series. Temporary Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          (b) If temporary Notes are issued pursuant to subsection 2.11(a) above, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in
Section 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and at the Issuer's request the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     Section 2.12. Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat a Person in whose name any Note is registered (as of any date of determination) as the owner of the related Note for the purpose of receiving payments of principal and interest, if any, on such Note and for all other purposes whatsoever whether or not such Note be overdue, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the requisite number of Holders of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder (including under any Series Supplement), Notes owned by any of the Issuer, the Sellers, the Initial Seller, the Servicer or any Affiliate controlled by or controlling Conn shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Trust Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded.

     In the case of a Bearer Note, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the holder of a Bearer Note or Coupon as the owner of such Bearer Note or Coupon for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary.

     Section 2.13. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment.

     Section 2.14. Release of Trust Estate. The Trustee shall (a) in connection with any removal of Removed Receivables from the Trust Estate, release the portion of the Trust Estate securing the Removed Receivables from the Lien created by this Indenture upon receipt of a Conn Officer's Certificate certifying that the Outstanding Principal Balance with respect thereto has been deposited into the Collection Account and (b) on or after the Indenture Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture and in each case deposit in the Collection Account any funds then on deposit in any other Trust Account upon receipt of a Issuer Request accompanied by a Conn Officer's Certificate, and Independent Certificates (if this Indenture is required to be qualified under the TIA) in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 15.1.

     Section 2.15.  Payment of Principal and Interest.

          (a) The principal of each Series of Notes shall be payable at the times and in the amounts set forth in the related Series Supplement and in accordance with Section 8.1.

          (b) Each Series of Notes shall accrue interest as provided in the related Series Supplement and such interest shall be payable at the times and in the amounts set forth in the related Series Supplement and in accordance with
Section 8.1.

          (c) Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on any Record Date with respect to a Payment Date for such Note and such Person shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date or, if the related investor has provided the Trustee wiring instructions at least three (3) Business Days prior to the related Payment Date, then by wire transfer in immediately available funds to the account designated by the Holder of such Note, except that, unless Definitive Notes have been issued pursuant to Section 2.18, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Legal Final Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 14.1) which shall be payable as provided herein; except that, any interest payable at maturity shall be paid to the Person to whom the principal of such
Note is payable. The funds represented by any such checks returned undelivered shall be held in accordance with Section 2.8.

     Section 2.16.  Book-Entry Notes.

          (a) If provided in the related Series Supplement, the Notes of such Series, upon original issuance, shall be issued in the form of Book-Entry Notes, to be delivered to the depository specified in such Series Supplement (the "Depository,") which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series. The Notes of each Series issued as Book-Entry Notes shall, unless otherwise provided in the related Series Supplement, initially be registered on the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency. Unless otherwise provided in a related Series Supplement, no Note Owner of Notes issued as Book-Entry Notes will receive a definitive note representing such Note Owner's interest in the related Series of Notes, except as provided in Section 2.18.

          (b) For each Series of Notes to be issued in registered form, the Issuer shall duly execute, and the Trustee shall, in accordance with Section 2.4 hereof, authenticate and deliver initially, unless otherwise provided in the applicable Series Supplement, one or more Global Notes that shall be registered on the Note Register in the name of a Clearing Agency or Foreign Clearing Agency or such Clearing Agency's or Foreign Clearing Agency's nominee. Each Global Note registered in the name of DTC or its nominee shall bear a legend substantially to the following effect:

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO CONN FUNDING II, L.P. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
     NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. ("CEDE") OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT

     HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

     So long as the Clearing Agency or Foreign Clearing Agency or its nominee is the registered owner or holder of a Global Note, the Clearing Agency or Foreign Clearing Agency or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for purposes of this Indenture and such Notes. Members of, or participants in, the Clearing Agency or Foreign Clearing Agency shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Clearing Agency or Foreign Clearing Agency, and the Clearing Agency or Foreign Clearing Agency may be treated by the Issuer, the Trustee, any Agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, any Agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or Foreign Clearing Agency or impair, as between the Clearing Agency or Foreign Clearing Agency and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

          (c) Subject to paragraph 2.6(a)(xi), the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and such procedures governing the use of such Clearing Agencies as may be enacted from time to time shall be applicable to a Global Note insofar as interests in such Global Note are held by the agent members of Euroclear or Clearstream (which shall only occur in the case of a temporary Regulation S Global Note and a permanent Regulation S Global Note). Account holders or participants in Euroclear and Clearstream shall have no rights under this Indenture with respect to such Global Note and the registered holder may be treated by the Issuer, the Trustee, any Agent and any agent of the Issuer or the Trustee as the owner of such Global Note for all purposes whatsoever.

          (d) Title to the Notes shall pass only by registration in the Note Register maintained by the Transfer Agent and Registrar pursuant to Section 2.6.

          (e) Any typewritten Note or Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Trustee pursuant to subsection 2.4(b). The Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.

          (f) Unless and until definitive, fully registered Notes of any Series or any Class thereof ("Definitive Notes") have been issued to Note Owners with respect to any Series of Notes initially issued as Book-Entry Notes pursuant to
Section 2.18 or the applicable Series Supplement:

          (i) the provisions of this Section 2.16 shall be in full force and effect with respect to each such Series;

          (ii) the Issuer, the Sellers, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes of each such Series and the giving of instructions or directions hereunder) as the authorized representatives of such Note Owners;

          (iii) to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section
     2.16 shall control;

          (iv) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of such Series of Notes evidencing a specified percentage of the outstanding principal amount of such Series of Notes, the Clearing Agency or Foreign Clearing Agency, as applicable, shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Series of Notes and has delivered such instructions to the Trustee;

          (v) the rights of Note Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the related Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to
     Section 2.18, the applicable Clearing Agencies or Foreign Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on such Series of Notes to such Clearing Agency Participants; and

          (vi) Note Owners may receive copies of any reports sent to Noteholders of the relevant Series generally pursuant to the Indenture, upon written request, together with a certification that they are Note Owners and payments of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

     Section 2.17. Notices to Clearing Agency. Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section
2.18 or the applicable Series Supplement, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the applicable Clearing Agency or Foreign Clearing Agency for distribution to the Holders of the Notes.

     Section 2.18.  Definitive Notes.

          (a) Conditions for Exchange. If with respect to any Series of Book-Entry Notes (i) (A) the Issuer advises the Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement and (B) neither the Trustee nor the Issuer is able to locate a qualified successor, (ii) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to any Series of Notes or (iii) after the occurrence of a Servicer Default or Event of Default, Note Owners of a Series representing beneficial interests aggregating not less than 50% (or such other percent specified in a related Series Supplement) of the portion of outstanding principal amount of the Notes represented by such Series advise the Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clearing Agency is no longer in the best interests of the Note Owners of such Series, the Trustee shall notify all Note Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners of such Series requesting the same. Upon surrender to the Trustee of the typewritten Note or Notes representing the Book-Entry Notes of such Series by the applicable Clearing Agency or Foreign Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency for registration, the Trustee shall issue the Definitive Notes of such Series or Class. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series and upon the issuance of any Series of Notes or any Class thereof in definitive form in accordance with the related Series Supplement, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the Holders of the Definitive Notes of such Series or Classes as Noteholders of such Series or Classes hereunder. Notwithstanding anything in this Indenture to the contrary, Definitive Notes shall not be issued in respect of any Series Temporary Regulation S Global Note unless the applicable Restricted Period has expired and then only upon receipt by the Trustee from the Holder thereof of any certifications required by the relevant Series Supplement.

          (b) Transfer of Definitive Notes. Subject to the terms of this Indenture (including the requirements of any relevant Series Supplement), the holder of any Definitive Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering at the office maintained by the Transfer Agent and Registrar for such purpose in the Borough of Manhattan, the City of New York, such Note with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Transfer Agent and Registrar by, the holder thereof and, if applicable, accompanied by a certificate substantially in the form required under the related Series Supplement. In exchange for any Definitive Note properly presented for transfer, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be executed, authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Definitive Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Definitive Note in part, the Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Definitive Notes for the aggregate principal amount that was not transferred. No transfer of any Definitive Note shall be made unless the request for such transfer is made by the Holder at such office. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes for such Series, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders of such Series.

     Section 2.19. Global Note; Euro-Note Exchange Date. If specified in the related Series Supplement for any Series, (i) the Notes may be initially issued in the form of a single temporary global note (the "Global Note") in registered or bearer form, without interest coupons, in the denomination of the initial aggregate principal amount of the Notes and (ii) a Class of Notes may be initially issued in the form of a single temporary Global Note in registered or bearer form, in the denomination of the portion of the initial aggregate principal amount of the Notes represented by such Class, each substantially in the form attached to the related Series Supplement. Unless otherwise specified in the related Series Supplement, the provisions of this Section 2.19 shall apply to such Global Note. The Global Note will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Series Supplement for Registered Notes or Bearer Notes in definitive form.

     Section 2.20. Tax Treatment. The Issuer has structured this Indenture and any Collateral Interest, and the Notes have been (or will be) issued with the intention that, the Notes and any Collateral Interest will qualify under applicable tax law as indebtedness of the Issuer secured by the Trust Estate and any entity acquiring any direct or indirect interest in any (i) Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner's acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) or (ii) Collateral Interest or any interest therein agrees to treat the Collateral Interest or any interest therein, for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it and each owner of any Collateral Interest or any interest therein agrees that it will cause any Person acquiring any such interest to comply with this Indenture as to treatment as indebtedness for such tax purposes.

                                   ARTICLE 3.

              [ARTICLE 3 IS RESERVED AND SHALL BE SPECIFIED IN ANY
                 SUPPLEMENT WITH RESPECT TO ANY SERIES OF NOTES]

                                   ARTICLE 4.

                          NOTEHOLDER LISTS AND REPORTS

     Section 4.1. Issuer To Furnish To Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause the Transfer Agent and Registrar to furnish to the Trustee (a) not more than five (5) days after each Record Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Transfer Agent and Registrar, no such list shall be required to be furnished. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent such list for payment of distributions to Noteholders.

     Section 4.2.   Preservation of Information; Communications to Noteholders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 4.1 and the names and addresses of Holders received by the Trustee in its capacity as Transfer Agent and Registrar. The Trustee may destroy any list furnished to it as provided in such Section 4.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate (including pursuant to TIA Section 312(b) (if this Indenture is required to be qualified under the TIA)) with other Noteholders with respect to their rights under this Indenture or under the Notes. Unless otherwise provided in the related Series Supplement, if holders of Notes evidencing in aggregate not less than 20% of the outstanding principal balance of the Notes of any Series (the "Applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such Applicant has owned a Note for a period of at least 6 months preceding the date of such application, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall within five (5) Business Days after the receipt of such application afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Trustee and shall give the Servicer notice that such request has been made within five (5) Business Days after the receipt of such application. Such list shall be as of the most recent Record Date, but in no event more than forty five (45) days prior to the date of receipt of such Applicants' request.

          (c) The Issuer, the Trustee and the Transfer Agent and Registrar shall have the protection of TIA Section 312(c) (if this Indenture is required to be qualified under the TIA). Every Noteholder, by receiving and holding a Note, agrees with the Issuer and the Trustee that neither the Issuer, the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders in accordance with this Section 4.2, regardless of the source from which such information was obtained.

     Section 4.3.   Reports by Issuer.

          (a)  The Servicer on behalf of the Issuer shall:

          (i) deliver to the Trustee, at least two (2) Business Days prior to the date, if any, the Issuer is required to file the same with the Commission, hard and electronic copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports, if any, with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (iii) supply to the Trustee (and the Trustee shall transmit by mail to all Noteholders) such summaries of any information, documents and reports required to be filed by the Issuer (if any) pursuant to clauses (i) and (ii) of this subsection 4.3(a) as may be required by rules and regulations prescribed from time to time by the Commission; and

          (iv) prepare and distribute any other reports required to be prepared by the Servicer under any Transaction Documents.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on January 31 of each year.

     Section 4.4. Reports by Trustee. If this Indenture is required to be qualified under the TIA, within sixty (60) days after each March 1, beginning with March 1, 2003, the Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Trustee if and when the Notes are listed on any stock exchange.

     Section 4.5.   Reports and Records for the Trustee and Instructions.

          (a) Unless otherwise stated in the related Series Supplement with respect to any Series and subject to the requirements of Section 4.4, on each Determination Date the Servicer shall forward to the Trustee a Monthly Servicer Report prepared by the Servicer.

          (b) Unless otherwise specified in the related Series Supplement, on each Payment Date, the Trustee or the Paying Agent shall forward to each Noteholder of record of each outstanding Series the Monthly Noteholders' Statement with respect to such Series, with a copy to the Rating Agencies and each Enhancement Provider with respect to such Series.

                                   ARTICLE 5.

                    ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 5.1. Rights of Noteholders. Each Series of Notes shall be secured by the entire Trust Estate, including the benefits of any Enhancement issued with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article 5 to be deposited in the Investor Accounts and any other Series Account (if so specified in the related Series Supplement) or to be paid to the Noteholders of such Series. In no event shall the grant of a security interest in the entire Trust Estate be deemed to entitle any Noteholder to receive Collections or other proceeds of the Trust Estate in excess of the amounts described in Article 5.

     Section 5.2. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article 9.

     Section 5.3.   Establishment of Accounts.

          (a) The Collection Account. On or prior to the Initial Closing Date, the Issuer shall cause the Servicer and the Servicer, for the benefit of the Secured Parties, shall establish and maintain in the city in which the Corporate Trust Office is located, with a Qualified Institution or as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Collection Account, in the name of the Trustee, a non-interest bearing segregated account (the "Collection Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Secured Parties. Pursuant to authority granted to it pursuant to subsection 2.02(a) of the Servicing Agreement, the Servicer shall have the revocable power to withdraw funds from the Collection Account for the purposes of carrying out its duties thereunder. The Trustee shall be the entitlement holder of the Collection Account, and shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Collection Account and the proceeds thereof for the benefit of the Secured Parties. Initially, the Collection Account will be established with the Trustee. Funds on deposit in the Collection Account that are not both deposited and to be withdrawn on the same day shall be invested in Permitted Investments.

          (b) The Finance Charge and Principal Accounts. The Trustee, for the benefit of the Secured Parties, shall establish and maintain in the city in which the Corporate Trust Office is located, with a Qualified Institution, in the name of the Trustee, two non-interest bearing segregated trust accounts (the "Finance Charge Account" and the "Principal Account" respectively), each bearing a designation clearly indicating that the funds therein are held for the benefit of the Secured Parties. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof. The Trustee shall be the entitlement holder of both the Finance Charge Account and the Principal Account and, subject to the next sentence, the Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties. Pursuant to authority granted to it hereunder and in the Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and Principal Account for the purpose of carrying out the Servicer's duties under the Servicing Agreement. The Trustee at all times shall maintain accurate records reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Secured Parties.

          (c) The Payment Accounts. For each Series, the Trustee, for the benefit of the Secured Parties of such Series, shall establish and maintain in the State of New York or in the city in which the Corporate Trust Office is located, with one or more Qualified Institutions, in the name of the Trustee, a non-interest bearing segregated trust account (each, a "Payment Account" and collectively, the "Payment Accounts") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Secured Parties of such Series. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Accounts and in all proceeds thereof. The Payment Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties of such Series.

          (d) Series Accounts. If so provided in the related Series Supplement, the Trustee or the Servicer, for the benefit of the Secured Parties of such Series, shall cause to be established and maintained, in the name of the Trustee, one or more accounts (each, a "Series Account" and, collectively, the "Series Accounts"). Each such Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties of such Series. Each such Series Account will be a trust account, if so provided in the related Series Supplement, and will have the other features and be applied as set forth in the related Series Supplement.

          (e) Administration of the Finance Charge and Principal Accounts. Funds on deposit in the Principal Account and the Finance Charge Account that are not both deposited and to be withdrawn on the same date shall be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Series Transfer Date related to the Monthly Period in which such funds were received or deposited, or if so specified in the related Series Supplement, immediately preceding a Payment Date. The Trustee shall: (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall (I) agree that such investment property shall at all times be credited to a securities account of which the Trustee is the entitlement holder,
(II) comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) agree that all property credited to such securities account shall be treated as a financial asset, (IV) waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) agree that its jurisdiction for purposes of Section 8-110 and Section 9-305(a)(3) of the UCC shall be New York, and that such agreement shall be governed by the laws of the State of New York; and (ii) maintain for the benefit of the Secured Parties, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); provided that no Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account and the Finance Charge Account shall be deposited in the Collection Account and treated as Investment Earnings. If at the end of a month losses and investment expenses on funds on deposit in either of the Principal Account and the Finance Charge Account exceed interest and earnings on such funds during such month, losses and expenses to the extent of such excess will be allocated, with respect to any Series, among the Noteholders of such Series and the Issuer as provided in the related Series Supplement. Subject to the restrictions set forth above, the Issuer, or a Person designated in writing by the Holder of the Issuer Interest, of which the Trustee shall have received written notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Principal Account and the Finance Charge Account.

          (f) Qualified Institution. If, at any time, the institution holding any account established pursuant to this Section 5.3 ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within ten (10) Business Days establish a new account or accounts, as the case may be, meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new account or accounts, as the case may be.

     Section 5.4.   Collections and Allocations.

          (a)  Collections in General. Subject to the last paragraph of this
Section 5.4(a), until this Indenture is terminated pursuant to Section 12.1, the Issuer shall or shall cause the Servicer under the Servicing Agreement to cause all Collections due and to become due, as the case may be, to be paid directly into the Collection Account as promptly as possible after the date of receipt of such Collections, but in no event later than the second Business Day following such date of receipt. All monies, instruments, cash and other proceeds received by the Servicer in respect of the Trust Estate pursuant to this Indenture shall be deposited in the Collection Account as specified herein and shall be applied as provided in this Article 5 and Article 6.

     The Servicer shall allocate such amounts to each Series of Notes and to the Issuer in accordance with this Article 5 and shall withdraw the required amounts from the Collection Account or pay such amounts to the Issuer in accordance with this Article 5, in both cases as modified by any Series Supplement. The Servicer shall make such deposits or payments on the date indicated therein by wire transfer or as otherwise provided in the Series Supplement for any Series of Notes with respect to such Series.

     Notwithstanding anything in this Base Indenture or the Servicing Agreement to the contrary, and in consideration of and reliance upon the Issuer and the Servicer securing the Servicer Letter of Credit, for so long as, and only so long as, no Daily Payment Event shall have occurred and the aggregate amount of Collections then held by the Servicer or otherwise commingled with its general funds does not exceed the Available Servicer Letter of Credit Amount under the Servicer Letter of Credit, the Issuer shall not be required to cause the Servicer to make daily deposits of Collections into the Collection Account in the manner provided in this Article 5 or as required under the Servicing Agreement or, with respect to any Series, make daily payments from and daily deposits into the Finance Charge Account, the Principal Account or any Series Account as provided in any applicable Series Supplement prior to the close of business on the day any Collections are deposited in the Collection Account as provided in this Article 5, but instead, the Servicer may commingle such Collections with its general funds or otherwise during each Monthly Period and make a single deposit in the Collection Account in immediately available funds not later than 12:00 p.m., New York City time, on each Series Transfer Date immediately preceding the related Payment Date in an amount equal to the lesser of (A) Collections received in the immediately preceding Monthly Period allocable to the Aggregate Investor Interests for each Group and (B) the amount required to be deposited in the Finance Charge Account, the Principal Account or any Series Account or, without duplication, distributed on or prior to the related Payment Date to the Secured Parties.

     If a Daily Payment Event shall have occurred or the aggregate amount of Collections then held by the Servicer or otherwise commingled with its general fund exceeds the Available Servicer Letter of Credit Amount, the Issuer shall or shall cause the Servicer under the Servicing Agreement to cause all Collections due and to become due, as the case may be, to be paid directly into the Collection Account as promptly as possible after the date of receipt of such Collections, but in no event later than the second Business Day following such date of receipt.

          (b) Allocation of Collections Between Finance Charges and Principal Receivables. At all times and for all purposes of this Base Indenture, the Servicer shall allocate Collections received in respect of any Receivables for any Monthly Period to Finance Charges and to Principal Receivables in the manner specified in subsection 3.02(b) of the Servicing Agreement.

          (c) Issuer Distributions. Prior to the commencement of the Rapid Amortization Period with respect to each Series of Notes, amounts on deposit in the related Principal Account in excess of the related Principal Account Floor may on each Business Day (other than a Series Transfer Date or Payment Date) be paid to the Issuer ("Issuer Distributions") provided that (i) the Coverage Test is satisfied; (ii) such payment to the Issuer shall be limited to the extent used by the Issuer to pay the Sellers for Subsequently Purchased Receivables or to repay any Originator Notes solely to the extent of any increase in the principal of such Originator Note since the preceding Payment Date; (iii) there shall not exist on such Business Day, and such payment and the application thereof shall not result in the occurrence of, a Pay Out Event, a Potential Pay Out Event, a Servicer Default, an Event of Default or a Default. The Issuer will meet the " Coverage Test" if, on any date of determination, (i) the Issuer Interest as of such date exceeds the largest required "Minimum Issuer Interest" of any outstanding Series (such excess being herein called the " Available Issuer Interest") as of such date (determined by the Servicer taking into account any increases, decreases and status changes of the Receivables and any increases or decreases in the outstanding notes including those scheduled to occur on such date) and (ii) the Aggregate Net Investor Charge-Offs is zero as of such date.

          (d) Adjustments to Issuer Interest. The Issuer shall cause the Servicer to deduct, on or prior to each Determination Date, on a net basis for each Monthly Period from the aggregate amount of Principal Receivables used to calculate the Issuer Interest the portion of each Principal Receivable which is reduced by the Servicer by any rebate, refund, chargeback or adjustment (including due to Servicer errors) made by the Servicer (a "Credit Adjustment").

          (e) Disqualification of Institution Maintaining Collection Account. Upon and after the establishment of a new Collection Account with a Qualified Institution, the Servicer shall deposit or cause to be deposited all Collections as set forth in subsection 5.3(a) into the new Collection Account, and in no such event shall deposit or cause to be deposited any Collections thereafter into any account established, held or maintained with the institution formerly maintaining the Collection Account (unless it later becomes a Qualified Institution or qualified corporate trust department maintaining the Collection Account).

          (f) Sharing Collections. In the manner described in the related Series Supplement, to the extent that Collections allocated to Principal Receivables that are allocated to any Series are not needed to make payments to the Secured Parties of such Series or required to be deposited in a cash reserve account or a Payment Account for such Series, such Collections may be applied to cover payments due to or for the benefit of the Secured Parties of another Series. Any such reallocation will not result in a reduction in the Investor Interest of the Series to which such Collections were initially allocated.

     Section 5.5. Determination of Monthly Interest. Monthly interest with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

     Section 5.6. Determination of Monthly Principal. Monthly principal with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement. However, all principal or interest with respect to any Series of Notes shall be due and payable no later than the Legal Final Payment Date with respect to such Series.

     Section 5.7. General Provisions Regarding Accounts. Subject to subsection 11.1(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Estate resulting from any loss on any Permitted Investment included therein except for losses attributable to the Trustee's failure to make payments on such Permitted Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     Section 5.8. Removed Receivables. Upon satisfaction of the conditions and the requirements of any of (i) subsection 8.3(a) and Section 15.1 hereof (to the extent applicable), (ii) Section 2.08 of the Servicing Agreement or (iii)
Section 2.4 of the Purchase Agreement, as applicable, the Issuer shall execute and deliver and the Trustee shall acknowledge an instrument in the form attached hereto as Exhibit C evidencing the Trustee's release of the related Removed Receivables and Related Security, and the Removed Receivables and Related Security shall no longer constitute a part of the Trust Estate. No party relying upon an instrument executed by the Trustee as provided in this Article 5 shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     Section 5.9.   [Reserved].

     Section 5.10. Servicer Letter of Credit. The following provisions shall apply so long as CAI, L.P. is the Servicer under the Servicing Agreement.

          (a) Servicer Letter of Credit. If with respect to any Series Transfer Date the Issuer shall have failed to cause the Servicer to make in full, the remittance of Collections required to be remitted by it pursuant to the Servicing Agreement and Section 5.4 (the "Required Remittance Amount") the Trustee shall draw (prior to making a draw on any Enhancement) on the Servicer Letter of Credit, in accordance with the terms thereof, in the amount of the difference between (i) the Required Remittance Amount, and (ii) the amount of funds actually so remitted. Any such draw on the Servicer Letter of Credit shall be made on or before 2:00 P.M. (New York City time) on the applicable Series Transfer Date. Upon receipt of the proceeds of any drawing under the Servicer Letter of Credit, the Trustee shall deposit such proceeds into the Collection Account and such proceeds shall, for all purposes of this Indenture, be deemed to be Collections and shall be distributed accordingly. The Servicer shall include in each Monthly Servicer Report, the Stated Amount (as defined in the Servicer Letter of Credit) of the Servicer Letter of Credit as of the last day of the immediately preceding calendar month. In the event that a successor Servicer is appointed and acting as such as a result of a failure by the Servicer to prepare and deliver a Monthly Servicer Report, the successor Servicer shall prepare and deliver such statement to the Trustee as promptly as practicable, and the Trustee shall make a drawing on the basis of such statement on the next succeeding Series Transfer Date.

          (b) Downgrade of Servicer Letter of Credit Bank or Expiration of Term of Servicer Letter of Credit.

          (i) On the fifteenth day prior to the expiry date of the Servicer Letter of Credit (as such letter of credit may have been renewed or extended), the Trustee shall give written notice thereof to the Issuer, the Servicer and each Rating Agency.

          (ii) In the event that the Trustee receives notice that the letter of credit rating of the Servicer Letter of Credit Bank has been withdrawn or reduced below the Required Rating, the Trustee shall promptly give written notice thereof to the Issuer and the Servicer. Within 35 days (or five Business Days, if the Servicer Letter of Credit Bank does not have letter of credit ratings equal to or higher than P-2 (or the equivalent thereof) from Moody's and, if rated by any other Rating Agency, such Rating Agency) of receipt of such notice, the Servicer shall either (x) deliver to the Trustee a substitute Servicer Letter of Credit in accordance with clause (c) below, (y) instruct the Trustee in writing to make a demand for a drawing under the Servicer Letter of Credit in accordance with Section 5.10(e) or (z) commence depositing Collections including any Collections then held by it, into the Collection Account in the manner described in the first paragraph of Section 5.4(a).

          (c) Substitute Servicer Letter of Credit. The Trustee shall accept delivery of a letter of credit in substitution for the Servicer Letter of Credit and shall deliver the Servicer Letter of Credit to the Servicer Letter of Credit Bank for cancellation upon the satisfaction of the following conditions:

               (i) The substitute letter of credit shall be irrevocable and shall be issued by a bank or other financial institution whose letter of credit or short-term deposit or other debt obligations have the Required Rating, and the substitute letter of credit shall provide that drawings thereunder may be made on substantially the same terms and conditions as the initial Servicer Letter of Credit, and the substitute letter of credit shall have been delivered to the Trustee.

               (ii) The amount available to be drawn under, and the Stated Amount of, the substitute letter of credit shall be at least equal to the amount which was available to be drawn under, and the Stated Amount of, the Servicer Letter of Credit being replaced.

               (iii) The Trustee shall have received written opinions of counsel (acceptable to the Trustee) (including domestic and foreign counsel, if applicable) from the issuer of the substitute letter of credit, which opinions shall be reasonably satisfactory to the Trustee and its respective counsel, as to the enforceability of the substitute Servicer letter of credit.

               (iv) The Servicer shall have delivered to the Trustee a certificate from a Responsible Officer of the Servicer confirming the items set forth in (i) and (ii) above.

     Upon the delivery to the Trustee of a substitute letter of credit in accordance with this section, such substitute letter of credit shall be the Servicer Letter of Credit and the issuer thereof shall be the Servicer Letter of Credit Bank for all purposes hereof.

          (d) Regular Remittances. If the Servicer elects to begin regular remittances of Collections to the Collection Account in accordance with the first paragraph of subsection 5.4(a), the Servicer shall instruct the Trustee in writing to submit the Servicer Letter of Credit to the Servicer Letter of Credit Bank for cancellation and the Servicer shall begin such regular remittances in accordance with the first paragraph of subsection 5.4(a).

          (e) Special Drawing. On the Closing Date, the Trustee shall establish or cause to be established in the name of the Trustee a segregated trust account (the "Servicer LC Escrow Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. If the Servicer elects to instruct the Trustee to make a drawing as described in clause (b)(ii)(y) above, the Servicer shall provide two Business Days notice to the Servicer Letter of Credit Bank and shall instruct the Trustee in writing to promptly draw upon the Servicer Letter of Credit to the full extent of the Available Servicer Letter of Credit Amount thereunder and deposit such amount into the Servicer LC Escrow Account. All funds on deposit in the Servicer LC Escrow Account shall, at the direction of the Servicer, be invested by the Trustee in Permitted Investments which will be held to maturity and which will mature so that all funds on deposit therein will be available prior to the Series Transfer Date next following the date of such investment. The Trustee shall: (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall (I) agree that such investment property shall at all times be credited to a securities account of which the Trustee is the entitlement holder, (II) comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) agree that all property credited to such securities account shall be treated as a financial asset, (IV) waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) agree that its jurisdiction for purposes of Section 8-110 and Section 9-305(a)(3) of the UCC shall be New York, and that such agreement shall be governed by the laws of the State of New York; and (ii) maintain for the benefit of the Secured Parties, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); provided that no Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Until the Indenture Termination Date, if a drawing under the Servicer Letter of Credit is called for under subsection
(a) above, a withdrawal in the same amount from the Servicer LC Escrow Account shall instead be made and the related funds applied as provided therein. From and after the date of such Special Drawing, the term "Available Servicer Letter of Credit Amount" with respect to the Servicer Letter of Credit shall be deemed to refer to the amount on deposit in the Servicer LC Escrow Account (excluding any investment earnings thereon). On the first Business Day after the Indenture Termination Date, all funds in the Servicer LC Escrow Account shall be paid, first, to the Servicer Letter of Credit Bank to the extent of any amounts payable thereto under the reimbursement agreement for the Servicer Letter of Credit, second, to the Excess Funding Account to the extent of any payments by the Issuer to the Servicer Letter of Credit Bank under such reimbursement agreement and, third, to the Servicer (the "Payment Priorities"). Any investment earnings on the Servicer LC Escrow Account shall be remitted on each Series Transfer Date in accordance with the Payment Priorities. All funds on deposit in the Servicer LC Escrow Account shall be the sole and exclusive property of the Trustee, subject to the rights of the Servicer as provided herein. Neither the Issuer nor the Servicer shall at any time have any ownership or other interest in such funds or any right to withdraw or to receive such funds except as described in the third preceding sentence. In the event that, notwithstanding the intention of the parties hereto, such funds are deemed to be the property of the Issuer or the Servicer, each of the Issuer and the Servicer hereby grants to the Trustee, a security interest in and to all of the Issuer's or the Servicer's (as the case may be) right, title and interest in such funds for the purpose of securing the rights of the Trustee hereunder.

     In the event that the Servicer delivers to the Trustee a substitute letter of credit meeting the requirements of subsection (c) above, the Trustee shall release any funds on deposit in the Servicer LC Escrow Account in accordance with the Payment Priorities.

          (f) Reimbursement. If any amounts are payable by the Issuer to the Servicer Letter of Credit Bank under the reimbursement agreement for the Servicer Letter of Credit, the Trustee shall pay such amounts on behalf of the Issuer in accordance with each Series Supplement.

          (g) Notices. If the Servicer Letter of Credit is amended, replaced or terminated, the Issuer shall promptly provide written notice thereof to each Rating Agency.

     [THE REMAINDER OF ARTICLE 5 IS RESERVED AND SHALL BE SPECIFIED IN ANY SERIES SUPPLEMENT WITH RESPECT TO ANY SERIES.]

                                   ARTICLE 6.

     [ARTICLE 6 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]

                                   ARTICLE 7.

     [ARTICLE 7 IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]

                                   ARTICLE 8.

                                   COVENANTS

     Section 8.1. Money for Payments To Be Held in Trust. At all times from the date hereof to the Indenture Termination Date, unless the Required Persons of each Series shall otherwise consent in writing, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the applicable Payment Account shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from such Payment Account for payments of such Notes shall be paid over to the Issuer except as provided in this Indenture.

     Section 8.2. Affirmative Covenants of Issuer. At all times from the date hereof to the Indenture Termination Date, unless the Required Persons of each Series shall otherwise consent in writing, the Issuer shall:

          (a) Payment of Notes. Duly and punctually pay or cause to be paid principal of (and premium, if any) and interest on the Notes pursuant to the provisions of this Base Indenture and any applicable Series Supplement. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          (b) Maintenance of Office or Agency. Maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee, Transfer Agent and Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and where, at any time when the Issuer is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

     The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Issuer hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Issuer.

          (c) Compliance with Laws, Etc. Comply in all material respects with all applicable Laws (including those which relate to the Purchased Receivables).

          (d) Preservation of Existence. Preserve and maintain its existence rights, franchises and privileges in the jurisdiction of its incorporation or organization, and qualify and remain qualified in good standing as a foreign entity in the jurisdiction where its principal place of business and its chief executive office are located and in each other jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.

          (e) Performance and Compliance with Purchased Receivables. Timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Purchased Receivables and all other agreements related to such Purchased Receivables.

          (f) Collection Policy. Comply in all material respects with the Credit and Collection Policy in regard to each Purchased Receivable.

          (g) Reporting Requirements of The Issuer. Until the Indenture Termination Date, furnish to the Trustee:

          (i)   Financial Statements.

               (A) as soon as available, and in any event within ninety (90) days after the end of each Fiscal Year of the Issuer, a copy of the annual audited report for such Fiscal Year of the Issuer including a copy of the balance sheet of the Issuer, in each case, as at the end of such Fiscal Year, together with the related statements of earnings and cash flows for such Fiscal Year, certified without material qualification in a manner satisfactory to the Trustee by Ernst & Young or other nationally recognized independent public accountants acceptable to the Trustee, together with a certificate of such accounting firm stating that in the course of the regular audit of the business of the Issuer, which audit was conducted in accordance with GAAP, such accounting firm has obtained no knowledge that an Event of Default, Default, Pay Out Event or Potential Pay Out Event has occurred and is continuing, or if, in the opinion of such accounting firm, such an Event of Default, Default, Pay Out Event or Potential Pay Out Event has occurred and is continuing, a statement as to the nature thereof; provided, that if the Issuer is consolidated with the Parent for financial reporting purposes in accordance with GAAP, then the requirements of (B) below will satisfy this section;

               (B) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of Parent, a balance sheet of Parent as of the end of such year and statements of income and retained earnings and of source and application of funds of Parent, along with consolidating statements, for the period commencing at the end of the previous Fiscal Year and ending with the end of such year, in each case setting forth comparative figures for the previous Fiscal Year, certified without material qualification in a manner satisfactory to the Trustee by Ernst & Young or other nationally recognized independent public accountants acceptable to the Trustee, together with a certificate of such accounting firm stating that in the course of the regular audit of the business of Parent, which audit was conducted in accordance with GAAP, such accounting firm has obtained no knowledge that an Event of Default, Default, Pay Out Event or Potential Pay Out Event has occurred and is continuing, or if, in the opinion of such accounting firm, such an Event of Default, Default, Pay Out Event or Potential Pay Out Event has occurred and is continuing, a statement as to the nature thereof; and

               (C) as soon as available and in any event within forty five (45) days after the end of each fiscal quarter, quarterly balance sheets and quarterly statements of source and application of funds and quarterly statements of income and retained earnings of Parent, certified by the Responsible Officer of Parent (which certification shall state that such balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter, subject to year-end audit adjustments), delivery of which balance sheets and statements shall be accompanied by a Conn Officer's Certificate to the effect that no Event of Default, Default, Pay Out Event or Potential Pay Out Event has occurred and is continuing.

          (ii) Notice of Default, Event of Default, Pay Out Event or Potential Pay Out Event. Immediately, and in any event within one (1) Business Day after the Issuer obtains knowledge of the occurrence of each Default, Event of Default, Pay Out Event or Potential Pay Out Event, a statement of the Responsible Officer of the Issuer setting forth details of such Default, Event of Default, Pay Out Event or Potential Pay Out Event and the action which the Issuer proposes to take with respect thereto;

          (iii) Change in Credit and Collection Policy. Within ten (10) Business Days after the date any material change in or amendment to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment;

          (iv) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any reportable event as defined in
     Section 4043 of ERISA (other than an event for which the 30-day notice period is waived) which either (i) the

     Issuer or any ERISA Affiliate of the Issuer files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or (ii) the Issuer or any ERISA Affiliates of the Issuer receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor. The Issuer shall give the Trustee and each Noteholder prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the Code or
     Section 302 or 4068 of ERISA;

          (v) If a Responsible Officer of the Issuer shall have actual knowledge of the occurrence of a Servicer Default, notice thereof to the Trustee, and the Rating Agencies thereof in accordance with Section 15.4, which notice shall specify the action, if any, the Issuer is taking in respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure, including any action reasonably requested by the Trustee; and

          (vi) On or before April 1, 2003 and on or before April 1 of each year thereafter, and otherwise in compliance with the requirements of TIA
     Section 314(a)(4) (if this Indenture is required to be qualified under the TIA), a Conn Officer's Certificate stating, as to the Responsible Officer signing such Conn Officer's Certificate, that

               (A) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Responsible Officer's supervision; and

               (B) to the best of such Responsible Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default, Event of Default, Pay Out Event or Potential Pay Out Event, specifying each such Default, Event of Default, Pay Out Event or Potential Pay Out Event known to such Responsible Officer and the nature and status thereof.

          (h) Use of Proceeds. Use the proceeds of the Notes solely in connection with the acquisition or funding of Receivables or the repayment of amounts owed under the Originator Note in connection therewith.

          (i) Protection of Trust Estate. At its expense, perform all acts and execute all documents reasonably requested by the Trustee at any time to evidence, perfect, maintain and enforce the title or the security interest of the Trustee in the Trust Estate and the priority thereof. The Issuer will, at the reasonable request of the Trustee, prepare, deliver and authorize the filing of financing statements relating to or covering the Trust Estate sold to the Issuer and subsequently conveyed to the Trustee. The Issuer shall cause each Contract with respect to a Receivable to be stamped in a conspicuous place (other than with respect to Contracts purchased on the Initial Closing Date the originals of which have been copied on microfilm and destroyed), and its Records relating to the Purchased Receivables to be marked, with a legend stating that it has been pledged to the Trustee for the benefit of the Noteholders; provided that, subject to the immediately preceding parenthetical, in the case of the Receivables purchased on the Initial Closing Date, the Issuer shall cause each Contract related to such Receivables to be stamped on or prior to the date that is sixty (60) days after the Initial Closing Date.

          (j) Inspection of Records. Permit the Trustee, any one or more of the Notice Persons or their duly authorized representatives, attorneys or auditors to inspect the Receivables, the Receivable Files and the Records at such times as such Person may reasonably request. Upon instructions from the Trustee, any one or more of the Notice Persons or their duly authorized representatives, attorneys or auditors, the Issuer shall release any document related to any Receivables to such Person.

          (k) Furnishing of Information. Provide such cooperation, information and assistance, and prepare and supply the Trustee and the Notice Persons of each Series with such data regarding the performance by the Obligors of their obligations under the Purchased Receivables and the performance by the Issuer and Servicer of their respective obligations under the Transaction Documents, as may be reasonably requested by the Trustee or any Notice Person from time to time.

          (l) Accounts. Not maintain any bank accounts other than the Trust Accounts. Except as set forth in the Servicing Agreement the Issuer shall not make, nor will it permit any Seller, the Initial Seller or Servicer to make, any change in its instructions to Obligors regarding payments to be made to the Post Office Box. The Issuer shall not add any additional Trust Accounts unless the Trustee shall have consented thereto and received a copy of any documentation with respect thereto. The Issuer shall not terminate any Trust Accounts or close any Trust Accounts unless the Trustee shall have received at least thirty (30) days prior notice of such termination and shall have consented thereto.

          (m) Performance and Compliance with Receivables and Contracts. At its expense, timely and fully perform and comply with all material provisions, covenants and other promises, if any, required to be observed by the Issuer under the Contracts related to the Receivables.

          (n) Collections Received. Hold in trust, and immediately (but in any event no later than two (2) Business Days following its receipt thereof) transfer to the Servicer for deposit into the Collection Account (subject to Section 5.4(a)) all Collections, if any, received from time to time by the Issuer.

          (o) Enforcement of Transaction Documents. Use its best efforts to enforce all rights held by it under any of the Transaction Documents, shall not amend, supplement or otherwise modify any of the Transaction Documents and shall not waive any breach of any covenant contained thereunder without the prior written consent of the Required Persons for each Series. The Issuer shall take all actions reasonably requested by the Trustee to enforce the Issuer's rights and remedies under the Transaction Documents. The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Initial Seller or any Seller of their respective duties under the Transaction Documents if the effect thereof would adversely affect any of the Secured Parties.

          (p) Separate Legal Entity. The Issuer hereby acknowledges that the Trustee and the Noteholders are entering into the transactions contemplated by this Base Indenture and the other Transaction Documents in reliance upon the Issuer's identity as a legal entity separate from any other Person. Therefore, from and after the date hereof, the Issuer shall take all reasonable steps to continue the Issuer's identity as a separate legal entity and to make it apparent to third Persons that the Issuer is an entity with assets and liabilities distinct from those of any other Person, and is not a division of any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the covenant set forth herein, the Issuer shall take such actions as shall be required in order that:

          (i) The Issuer will be a limited purpose limited partnership whose primary activities are restricted in a partnership agreement to owning financial assets and financing the acquisition thereof and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

          (ii) At least two managers of the general partner of the Issuer (the "Independent Managers") shall be individuals who are not present or former directors, officers, employees or 5% beneficial owners of the outstanding common stock of any Person or entity beneficially owning any outstanding shares of common stock of Conn or any Affiliate thereof; provided, however, that an individual shall not be deemed to be ineligible to be an Independent Manager solely because such individual serves or has served in the capacity of an "independent manager" or similar capacity for special purpose entities formed by Parent or any of its Affiliates. The partnership agreement of the Issuer shall provide that (i) the general partner of the Issuer shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Issuer unless the Independent Managers shall approve the taking of such action in writing prior to the taking of such action, and (ii) such provision cannot be amended without the prior written consent of the Independent Managers;

          (iii) Any employee, consultant or agent of the Issuer will be compensated from funds of the Issuer, as appropriate, for services provided to the Issuer;

          (iv) The Issuer will allocate and charge fairly and reasonably overhead expenses shared with any other Person. To the extent, if any, that the Issuer and any other Person share items of expenses such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered;

          (v) The Issuer's operating expenses will not be paid by any other Person except as permitted under the terms of this Indenture or otherwise consented to by the Trustee and the Required Persons;

          (vi) The Issuer's books and records will be maintained separately from those of any other Person;

          (vii) All audited financial statements of any Person that are consolidated to include the Issuer will contain notes clearly stating that
     (A) all of the Issuer's assets are owned by the Issuer, and (B) the Issuer is a separate entity;

          (viii) The Issuer's assets will be maintained in a manner that facilitates their identification and segregation from those of any other Person;

          (ix) The Issuer will strictly observe appropriate formalities in its dealings with all other Persons, and funds or other assets of the Issuer will not be commingled with those of any other Person, other than temporary commingling in connection with servicing the Receivables to the extent explicitly permitted by this Indenture and the other Transaction Documents;

          (x) The Issuer shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee, under any insurance policy with respect to any amounts payable due to occurrences or events related to any other Person;

          (xi) Any Person that renders or otherwise furnishes services to the Issuer will be compensated thereby at market rates for such services it renders or otherwise furnishes thereto. Except as expressly provided in the Transaction Documents, the Issuer will not hold itself out to be responsible for the debts of any other Person or the decisions or actions respecting the daily business and affairs of any other Person; and

          (xii) comply with all material assumptions of fact set forth in the opinion with respect to certain bankruptcy matters delivered by Andrews & Kurth L.L.P. on the date hereof, relating to the Issuer, its obligations hereunder and under the other Transaction Documents to which it is a party and the conduct of its business with Conn, any other Seller, the Initial Seller or any other Person.

          (q) Minimum Net Worth. Have a net worth (in accordance with GAAP) of at least 1% of the outstanding principal amount of the Notes.

          (r) Servicer's Obligations. Cause the Servicer to comply with subsection 2.02(c) and Sections 2.09 and 2.10 of the Servicing Agreement.

          (s) Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, unless otherwise required by the relevant governmental authority, the Issuer will treat the Notes as indebtedness.

     Section 8.3. Negative Covenants. So long as any Notes are outstanding, the Issuer shall not, unless the Required Persons of each Series shall otherwise consent in writing:

          (a) Sales, Liens, Etc. Except pursuant to, or as contemplated by, the Transaction Documents, the Issuer shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist voluntarily or, for a period in excess of thirty (30) days, involuntarily any Adverse Claims upon or with respect to any of its assets, including, without limitation, the Collateral, any interest therein or any right to receive any amount from or in respect thereof.

          (b) Claims, Deductions. Claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

          (c) Mergers, Acquisitions, Sales, Subsidiaries, etc. The Issuer shall not:

          (i) be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, except for Permitted Investments, or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, this Indenture or the other Transaction Documents;

          (ii) make, incur or suffer to exist an investment in, equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of property from, any other Person, except for Permitted Investments or pursuant to the Transaction Documents;

          (iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person other than pursuant to the Transaction Documents; or

          (iv) enter into any transaction with any Affiliate except for the transactions contemplated by the Transaction Documents and other transactions upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

          (d) Change in Business Policy. The Issuer shall not make any change in the character of its business which would impair in any material respect the collectibility of any Receivable.

          (e) Other Debt. Except as provided for herein, the Issuer shall not create, incur, assume or suffer to exist any Indebtedness whether current or funded, other than (i) the Notes, (ii) Indebtedness of the Issuer representing fees, expenses and indemnities arising hereunder or under the Purchase Agreement (including the Originator Notes) for the purchase price of the Receivables under the Purchase Agreement, (iii) any Credit Enhancement, and (iv) other Indebtedness permitted pursuant to subsection 8.3(h).

          (f) Certificate of Limited Partnership and Limited Partnership Agreement. The Issuer shall not amend its certificate of limited partnership or limited partnership agreement unless the Trustee shall have received written confirmation by the Rating Agencies that after such amendment the Rating Agency Condition will be met.

          (g) Financing Statements. The Issuer shall not authorize the filing of any financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or statements relating to the Trust Estate other than the financing statements authorized and filed in connection with and pursuant to the Transaction Documents.

          (h) Business Restrictions. The Issuer shall not (i) engage in any business or transactions, or be a party to any documents, agreements or instruments, other than the Transaction Documents or those incidental to the purposes thereof, or (ii) make any expenditure for any assets (other than Receivables) if such expenditure, when added to other such expenditures made during the same calendar year would, in the aggregate, exceed Ten Thousand Dollars ($10,000); provided, however, that the foregoing will not restrict the Issuer's ability to pay servicing compensation as provided herein and, so long as no Default, Event of Default, Pay Out Event or Potential Pay Out Event shall have occurred and be continuing, the Issuer's ability to pay amounts due on the Originator Note or other payments or distributions legally made to the Issuer's equity owners.

          (i)  ERISA Matters.

          (i) To the extent applicable, the Issuer will not (A) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (B) fail to make any payments to any Multiemployer Plan that the Issuer or any ERISA Affiliate of the Issuer is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (C) terminate any Pension Plan so as to result in any liability to Issuer or any ERISA Affiliate; or (D) permit to exist any occurrence of any reportable event described in Title IV of ERISA, if such prohibited transactions, failures to make payment, terminations and reportable events described in clauses (A), (B), (C) and (D) above would in the aggregate have a Material Adverse Effect.

          (ii) To the extent applicable, the Issuer will not permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Title IV Plan other than a Multiemployer Plan.

          (iii) To the extent applicable, the Issuer will not cause or permit any of its ERISA Affiliates to cause or permit the occurrence of an ERISA Event with respect to Title IV Plans of the Issuer or its ERISA Affiliates that have an aggregate Unfunded Pension Liability equal to or greater than $1,000,000.

          (j) Name, Principal Office. The Issuer will not change its name, its jurisdiction of organization or the location of its chief executive office or principal place of business (within the meaning of the applicable UCC) without prior written notice to the Trustee sufficient to allow the Trustee to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Trustee in the Trust Estate pursuant to this Indenture. The Issuer further agrees that it will not become or seek to become organized under the laws of more than one jurisdiction. In the event that the Issuer desires to so change its jurisdiction of incorporation or its office or change its name, the Issuer will make any required filings and prior to actually making such change the Issuer will deliver to the Trustee (i) a Conn Officers' Certificate and (except with respect to a change of the location of the Issuer's chief executive office or principal place of business to a new location in the same county) an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee in the Trust Estate in respect of such change and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

     Section 8.4. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments, furnish such other information and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 8.5. Appointment of Successor Servicer. If the Trustee has given notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 2.01 of the Servicing Agreement, as promptly as possible thereafter, the Trustee shall appoint a successor servicer in accordance with
Section 2.01 of the Servicing Agreement.

     Section 8.6. Perfection Representations. The parties hereto agree that the Perfection Representations shall be a part of this Indenture for all purposes.

                                   ARTICLE 9.

                           PAY OUT EVENTS AND REMEDIES

     Section 9.1. Pay Out Events. If any one of the following events shall occur during the Revolving Period, the Accumulation Period, the Controlled Amortization Period or the Principal Amortization Period, with respect to any Series of Notes (each, a "Pay Out Event"):

          (a) an Event of Bankruptcy shall occur with respect to any Seller, the Initial Seller or the Servicer;

          (b) all of the Sellers shall become unable for any reason to transfer Receivables to the Issuer in accordance with the provisions of the Purchase Agreement and such inability shall continue for three (3) Business Days after the Issuer or any Seller shall have notice or knowledge thereof;

          (c) the Issuer, the Initial Seller or any Seller shall have become an "investment company" or shall have become under the "control" of an "investment company" under the Investment Company Act of 1940, as amended;

          (d) the aggregate amount on deposit in the Trust Accounts exceeds 66 2/3% of the aggregate Principal Receivables at any time; or

          (e) any other event shall occur which may be specified in any Series Supplement as a "Series Pay Out Event";

then, in the case of any event described in clause (a) through (d) above (collectively, an "Issuer Pay Out Event"), a Pay Out Event with respect to all Series of Notes shall occur and (ii) unless otherwise specified in the related Series Supplement, in the case of any event described in clause (e) above, a Pay Out Event with respect to only Notes of the related Series shall occur, in each case, unless otherwise specified in a related Series Supplement, without any notice or other action on the part of the Trustee or the affected Noteholders immediately upon the occurrence of such event. Upon the occurrence of a Pay Out Event, the Rapid Amortization Period, or, if specified in a Series Supplement, the Rapid Accumulation Period will commence for each affected Series.

                                   ARTICLE 10.

                                    REMEDIES

     Section 10.1. Events of Default. Unless otherwise specified in a Series Supplement, an "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Class of Notes of any Series (other than the most subordinated Class of any Series as specified in a Series Supplement, if such subordinated Class is retained by the Issuer or any of its Affiliates) when the same becomes due and payable, and such default shall continue (and shall not have been waived by the Required Persons of each affected Series) for a period of five (5) Business Days after receipt of notice thereof from the Trustee;

          (ii) default in the payment of the principal of or any installment of the principal of any Class of Notes of any Series (other than the most subordinated Class of any Series as specified in a Series Supplement, if such subordinated Class is retained by the Issuer or any of its Affiliates) when the same becomes due and payable on the related Legal Final Payment Date;

          (iii) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          (iv) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

     Section 10.2.  Rights of the Trustee Upon Events of Default.

          (a) If and whenever an Event of Default (other than in clause (iii) and (iv) of Section 10.1) shall have occurred and be continuing, the Trustee may, and, at the written direction of the Required Noteholders shall, cause the principal amount of all Notes of all Series outstanding to be immediately due and payable at par, together with interest thereon. If an Event of Default with respect to the Issuer specified in clause (iii) and (iv) of Section 10.1 shall occur, all unpaid principal of and accrued interest on all the Notes of all Series outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholder. If an Event of Default shall have occurred and be continuing, the Trustee may exercise from time to time any rights and remedies available to it under applicable law and Section 10.4. Any amounts obtained by the Trustee on account of or as a result of the exercise by the Trustee of any right shall be held by the Trustee as additional collateral for the repayment of the Issuer Obligations and shall be applied as provided in Article 5 hereof. If so specified in the applicable Series Supplement, the Trustee may agree to limit its exercise of rights and remedies available to it as a result of the occurrence of an Event of Default to the extent set forth therein.

          (b) If an Event of Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article 10 provided, the Required Noteholders, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid to or deposited with the Trustee a sum sufficient to pay

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid by the Trustee hereunder and the reasonable compensation, expenses, disbursements of the Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 10.6.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

          (c) Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Trust Estate, the Trustee shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

     Section 10.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

          (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues for a period of five (5) days, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

          (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

          (c) In any Proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Secured Parties, and it shall not be necessary to make any such Person a party to any such proceedings.

          (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Secured Parties allowed in such proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Secured Parties in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties and of the Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Secured Parties allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

     and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Secured Parties to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Secured Parties, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct.

          (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Secured Party or to authorize the Trustee to vote in respect of the claim of any Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          (f) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the Secured Parties.

     Section 10.4. Remedies. If an Event of Default shall have occurred and be continuing, the Trustee may do one or more of the following:

          (a) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable under the Transaction Documents, enforce any judgment obtained, and collect from the Issuer and any other obligor under the Transaction Documents moneys adjudged due;

          (b) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (c) subject to the limitations set forth in clause (d) below, exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Secured Parties; and

          (d) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:

          (i) the Holders of 100% of all of the outstanding Notes and, unless otherwise specified in the applicable Series Supplement, the Enhancement Providers of each Series of all outstanding Series consent thereto,

          (ii) the Investor Percentage of the proceeds of such sale or liquidation distributable to the Noteholders and Enhancement Providers of each Series are sufficient to discharge in full all amounts then due and unpaid with respect to all outstanding Notes and to the Enhancement Providers of all outstanding Series at such date for principal and interest and any other amounts due Noteholders, or

          (iii) the Trustee determines that the Investor Percentage of the proceeds of the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the outstanding Notes of all outstanding Series as such amounts would have become due if the Notes had not been declared due and payable, and the Trustee obtains the consent of the Required Noteholders and the Enhancement Providers.

     In determining such sufficiency or insufficiency with respect to clauses
(d)(ii) and (d)(iii), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Receivables in the Trust Estate for such purpose.

     The Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the Proceeding, and any such Proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.

     Section 10.5.  [Reserved].

     Section 10.6. Waiver of Past Events. If an Event of Default shall have occurred and be continuing, prior to the declaration of the acceleration of the maturity of the Notes as provided in subsection 10.2(a), the Required Persons of each Series may waive any past Default or Event of Default and its consequences except a Default in payment of principal (or premium, if any) of or interest on any of the Notes. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 10.7. Limitation on Suits. No Secured Party shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Base Indenture and related Series Supplement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Secured Party previously has given written notice to the Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% in principal amount of the outstanding Notes of all affected Series have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Secured Party has offered and, if requested, provided to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (v) no direction inconsistent with such written request has been given to the Trustee during such sixty (60)-day period by the Required Noteholders;

     it being understood and intended that no one or more Secured Parties shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Secured Parties or to obtain or to seek to obtain priority or preference over any other Secured Parties or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Secured Parties, each representing less than the Required Noteholders, the Trustee shall proceed in accordance with the request of the greater majority of the outstanding principal amount of the Notes, as determined by reference to such requests.

     Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding Taxes.

          (a) Notwithstanding any other provision of this Indenture, the right of any Noteholder of a Note to receive payment of principal and interest, if any, on the Note, on or after the respective due dates expressed in the Note or in this Indenture (or, in the case of redemption, on or after the Redemption
Date), or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

          (b) The Paying Agent shall (or if the Trustee is not the Paying Agent, the Trustee shall cause the Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall) comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Noteholders and otherwise comply with the provisions of this Indenture applicable to it.

     Section 10.9. Restoration of Rights and Remedies. If any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

     Section 10.10. The Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Secured Parties allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Secured Parties, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 11.6. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 11.6 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, notes and other properties which the Secured Parties may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     Section 10.11. Priorities. Following the declaration of a Pay Out Event or an Event of Default pursuant to Section 9.1 or 10.2, all amounts in any Payment Account, including any money or property collected pursuant to Section 10.4, shall be applied by the Trustee on the related Payment Date in accordance with the provisions of Article 5 and the applicable Series Supplement.

     The Trustee may fix a record date and payment date for any payment to Secured Parties pursuant to this Section. At least fifteen (15) days before such record date the Issuer shall mail to each Secured Party and the Trustee a notice that states the record date, the payment date and the amount to be paid.

     Section 10.12. Undertaking for Costs. All parties to this Indenture agree, and each Secured Party shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate outstanding principal balance of the Notes on the date of the filing of such action or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     Section 10.13. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Secured Parties is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 10.14. Delay or Omission Not Waiver. No delay or omission of the Trustee or any Secured Party to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article 10 or by law to the Trustee or to the Secured Parties may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Secured Parties, as the case may be.

     Section 10.15. Control by Noteholders. The Required Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the express terms of Section 10.4, any direction to the Trustee to sell or liquidate the Receivables shall be by the Holders of Notes representing not less than 100% of the aggregate outstanding principal balance of all the Notes of all Series; and

          (iii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 11.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 10.16. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 10.17. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Secured Parties shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

     Section 10.18. Performance and Enforcement of Certain Obligations.

          (a) Promptly following a request from the Trustee to do so the Issuer agrees to take all such lawful action as the Trustee may reasonably request to compel or secure the performance and observance by the Sellers, the Initial Seller, the Parent and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Transaction Documents in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Documents to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Sellers, the Initial Seller, the Parent or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sellers, the Initial Seller, the Parent or the Servicer of each of their obligations under the Transaction Documents.

          (b) If an Event of Default has occurred and is continuing, the Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Required Noteholders shall, subject to subsection 10.2(b), exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sellers, the Initial Seller, the Parent or the Servicer under or in connection with the Transaction Documents, including the right or power to take any action to compel or secure performance or observance by the Sellers, the Initial Seller, the Parent or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transaction Documents, and any right of the Issuer to take such action shall be suspended.

     Section 10.19. Reassignment of Surplus. Promptly after termination of this Indenture and the payment in full of the Issuer Obligations, any proceeds of all the Receivables and other assets in the Trust Estate received or held by the Trustee shall be turned over to the Issuer and the Receivables and other assets in the Trust Estate shall be released to the Issuer by the Trustee without recourse to the Trustee and without any representations, warranties or agreements of any kind.

                                  ARTICLE 11.

                                  THE TRUSTEE

     Section 11.1.  Duties of the Trustee.

          (a) If an Event of Default has occurred and is continuing, and of which a Trust Officer of the Trustee has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that the Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default of which a Trust Officer has not received written notice; and provided, further that the preceding sentence shall not have the effect of insulating the Trustee from liability arising out of the Trustee's negligence or willful misconduct.

          (b)   Except during the occurrence and continuance of an Event of
Default:

          (i) the Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of negligence and bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and, if applicable, the Transaction Documents to which the Trustee is a party, provided, further, that the Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Trustee shall have no obligation to verify or recompute any numeral information provided to it pursuant to the Transaction Documents.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or for the breach of the express terms of the Indenture, except that:

          (i)   this clause does not limit the effect of clause (b) of this
     Section 11.1;

          (ii) the Trustee shall not be personally liable for any error of judgment made in good faith by a Trust Officer or Trust Officers of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 10.15;

          (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a), (b) or (c) of Section 2.04 of the Servicing Agreement unless a Trust Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from an Enhancement Provider, the Servicer or any Holders of Notes evidencing not less than 10% of the aggregate outstanding principal balance of the Notes of any Series adversely affected thereby.

          (d) Notwithstanding anything to the contrary contained in this Indenture or any of the Transaction Documents, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if there is reasonable ground (as determined by the Trustee in its sole discretion) for believing that the repayment of such funds or adequate indemnity against such risk is not reasonably assured to it by the security afforded to it by the terms of this Indenture.

          (e) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA (if this Indenture is required to be qualified under the TIA).

          (f) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Servicing Agreement.

          (g) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the interests of the Issuer in any asset of the Trust Estate now existing or hereafter created or to impair the value of any asset of the Trust Estate now existing or hereafter created.

          (h) Except as provided in this subsection 11.1(h), the Trustee shall have no power to vary the corpus of the Trust Estate including, without limitation, the power to (i) accept any substitute obligation for an asset of the Trust Estate assigned by the Issuer under the Granting Clause except for actions expressly authorized by this Indenture or (ii) release any assets from the Trust Estate, except in each case as permitted or contemplated by the Transaction Documents permitted under Sections 5.8, 10.19, 12.1, 12.4, 15.1 or
Article 5 and Section 2.08 of the Servicing Agreement.

          (i) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they substantially conform to the requirements of this Indenture.

          (j) Without limiting the generality of this Section 11.1 and subject to the other provisions of this Indenture, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to the payment or discharge of any tax, assessment or other governmental Lien owing with respect to, assessed or levied against any part of the Issuer,
(iii) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (iv) to inspect the Receivables at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Sellers', the Initial Seller's, the Parent's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as Custodian of the Receivable Files under the Transaction Documents.

          (k) Subject to subsection 11.1(d), in the event that the Paying Agent or the Transfer Agent and Registrar (if other than the Trustee) shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Indenture, the Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

          (l) No provision of this Indenture shall be construed to require the Trustee to perform, or accept any responsibility for the performance of, the obligations of the Servicer hereunder until it shall have assumed such obligations in accordance with this Section 11.1 and the provisions of the Servicing Agreement.

          (m) Subject to Section 11.4, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Transaction Documents.

          (n) Except as otherwise required or permitted by the TIA (if this Indenture is required to be qualified under the TIA), nothing contained herein shall be deemed to authorize the Trustee to engage in any business operations or any activities other than those set forth in this Indenture. Specifically, the Trustee shall have no authority to engage in any business operations, acquire any assets other than those specifically included in the Trust Estate under this Indenture or otherwise vary the assets held by the Issuer. Similarly, the Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Indenture.

          (o) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default unless a Trust Officer of the Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no Default or Event of Default.

          (p) Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage regardless of the form of action.

     Section 11.2.  Rights of the Trustee. Except as otherwise provided by
Section 11.1:

          (a) The Trustee may conclusively rely on and shall be protected in acting upon or refraining from acting upon and in accord with, without any duty to verify the contents or recompute any calculations therein, any document (whether in its original or facsimile form), including any assignment of Subsequently Purchased Receivables, the initial report, the Monthly Servicer Report, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the Monthly Noteholders' Statement, any resolution, Conn Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document, believed by it to be genuine and to have been signed by or presented by the proper person. Subject to Section 11.1, the Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, the Trustee may require a Conn Officer's Certificate or consult with counsel of its selection and the Conn Officer's Certificate or the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, custodians and nominees and the Trustee shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorneys, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith or a breach of the express terms of this Indenture.

          (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Base Indenture, any Series Supplement or any Enhancement Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders or any Enhancement Provider, pursuant to the provisions of this Base Indenture or any Series Supplement, unless such Noteholders or the Enhancement Provider shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Base Indenture or any Series Supplement and any Enhancement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (f) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (including, any assignment of Subsequently Purchased Receivables, the initial report, the Monthly Servicer's Report, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee or the Monthly Noteholders' Statement), unless requested in writing so to do by the Holders of Notes evidencing not less than 25% of the aggregate outstanding principal balance of Notes of any Series or any Enhancement Provider which could be materially adversely affected if the Trustee does not perform such acts, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

          (g) The Trustee shall have no liability for the selection of Permitted Investments and shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Trustee's own willful misconduct or negligence. The Trustee shall have no obligation to invest or reinvest any amounts except as provided in this Indenture or as directed by the Issuer (or the Servicer on its behalf).

          (h) The Trustee shall not be liable for the acts or omissions of any successor to the Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of the predecessor Trustee.

          (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          (j) Except as may be required by paragraph 11.1(b)(ii) and subsections 11.1(i), 11.2(a) and 11.2(f), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by any Seller, the Initial Seller, the Parent or the Servicer with their respective representations and warranties or for any other purpose.

     Section 11.3. Trustee Not Liable for Recitals in Notes. The Trustee assumes no responsibility for the correctness of the recitals contained in this Indenture and in the Notes (other than the signature and authentication of the Trustee on the Notes). Except as set forth in Section 11.16, the Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes (other than the signature and authentication of the Trustee on the Notes) or of any asset of the Trust Estate or related document. The Trustee shall not be accountable for the use or application by the Issuer, the Initial Seller or the Sellers of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Sellers, the Initial Seller or to the Issuer in respect of the Trust Estate or deposited in or withdrawn from the Collection Account, the Principal Account, the Finance Charge Account or any Series Account by the Servicer.

     Section 11.4. Individual Rights of the Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Trustee. Any Paying Agent, Transfer Agent and Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 11.9 and 11.11.

     Section 11.5. Notice of Defaults. If a Default, Event of Default, Pay Out Event or Potential Pay Out Event occurs and is continuing and if a Trust Officer of the Trustee receives written notice or has actual knowledge thereof, the Trustee shall promptly provide each Notice Person (and, with respect to any Event of Default or Pay Out Event, each Noteholder (or, in the case of a Series Pay Out Event, each Noteholder of the relevant Series)) and each Rating Agency promptly (and in any event within three (3) Business Days) after such knowledge or notice occurs, to the extent possible by telephone and facsimile, and, otherwise, by first class mail at their respective addresses appearing in the Note Register.

     Section 11.6.  Compensation.

          (a) To the extent not otherwise paid pursuant to the Indenture, the Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, the Issuer will pay or reimburse the Trustee (without reimbursement from the Collection Account, any Investor Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances (including legal fees and costs and costs of persons not regularly employed by the Trustee) incurred or made by the Trustee in accordance with any of the provisions of this Indenture except any such expense, disbursement or advance as may arise from its own willful misconduct, negligence or bad faith or breach of the express terms of this Indenture and except as provided in the following sentence.

          (b) The obligations of the Issuer under this Section 11.6 shall survive the termination of this Base Indenture and the resignation or removal of the Trustee.

     Section 11.7.  Replacement of the Trustee.

          (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 11.7.

          (b) The Trustee may, after giving sixty (60) days prior written notice to the Issuer and the Servicer, resign at any time and be discharged from the trust hereby created; provided, however, that no such resignation of the Trustee shall be effective until a successor trustee has assumed the obligations of the Trustee hereunder. The Issuer may remove the Trustee by so notifying the Trustee and the Servicer. The Issuer may remove the Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee if:

          (i)   the Trustee fails to comply with Section 11.9;

          (ii) a court or Federal or state bank regulatory agency having jurisdiction in the premises in respect of the Trustee shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

          (iii) the Trustee consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (iv)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning and one copy to the successor trustee.

          (c) If a successor Trustee does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring or removed Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers and duties of the Trustee under this Base Indenture and any Series Supplement. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the retiring Trustee hereunder (and its agents and counsel) have been paid and all documents and statements held by it hereunder, and the Issuer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. Notwithstanding replacement of the Trustee pursuant to this
Section 11.7, the Issuer's obligations under Sections 11.6 and 11.17 shall continue for the benefit of the retiring Trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor Trustee pursuant to this Section 11.7 and payment of all fees and expenses owed to the retiring Trustee.

          (e) No successor Trustee shall accept appointment as provided in this Section 11.7 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.9 hereof.

     Section 11.8. Successor Trustee by Merger, etc. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of
Section 11.9 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

     Section 11.9. Eligibility: Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a) (if this Indenture is required to be qualified under the TIA).

     The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least BBB-/Baa3 (or the equivalent thereof) by Moody's and, if rated by any other Rating Agency, such Rating Agency's, having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9) (if this Indenture is required to be qualified under the TIA); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          (a) In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

     Section 11.10. Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions of this Base Indenture or any Series Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 11.10 such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.9 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.7. No co-trustee shall be appointed without the consent of the Issuer unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder. The appointment of any co-trustee or separate trustee shall not relieve the Trustee of any of its obligations hereunder.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) the Notes of each Series shall be authenticated and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer under the Servicing Agreement), the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (iii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustees, hereunder, including acts or omissions of predecessor or successor trustees;

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (v) the Trustee shall remain primarily liable for the actions of any co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 11. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture and any Series Supplement, specifically including every provision of this Base Indenture or any Series Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture or any Series Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     Section 11.11. Preferential Collection of Claims Against the Issuer. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b) (if this Indenture is required to be qualified under the TIA). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated (if this Indenture is required to be qualified under the TIA).

     Section 11.12. Tax Returns. Neither the Trustee nor (except to the extent the Servicer breaches its obligations or covenants contained in the Servicing Agreement) the Servicer shall be liable for any liabilities, costs or expenses of the Issuer, the Noteholders nor the Note Owners arising under any tax law, including without limitation federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 11.13. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Base Indenture or any Series of Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Noteholders in respect of which such judgment has been obtained.

     Section 11.14. Suits for Enforcement. If an Event of Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 2.01 of the

Servicing Agreement and Section 11.19, proceed to protect and enforce its rights and the rights of any Secured Party under this Indenture or any other Transaction Document by a Proceeding, whether for the specific performance of any covenant or agreement contained in this Indenture or such other Transaction Document or in aid of the execution of any power granted in this Indenture or such other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any Secured Party.

     Section 11.15. Reports by Trustee to Holders. The Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

     Section 11.16. Representations and Warranties of Trustee. The Trustee represents and warrants to the Issuer and the Secured Parties that:

          (i) the Trustee is a banking association duly organized, existing and authorized to engage in the business of banking under the laws of the United States of America;

          (ii) the Trustee has full power, authority and right to execute, deliver and perform this Base Indenture and any Series Supplement issued concurrently with this Base Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and any Series Supplement issued concurrently with this Base Indenture and to authenticate the Notes;

          (iii) this Indenture has been duly executed and delivered by the Trustee; and

          (iv) the Trustee meets the requirements of eligibility hereunder set forth in Section 11.9.

     Section 11.17. The Issuer Indemnification of the Trustee. The Issuer shall fully indemnify and hold harmless the Trustee (and any predecessor Trustee) and its directors, officers, agents and employees from and against any and all loss, liability, claim, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the activities of the Trustee pursuant to this Base Indenture or any Series Supplement and any other Transaction Document to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Issuer shall not indemnify the Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Trustee. The indemnity provided herein shall survive the termination of this Indenture and the resignation and removal of the Trustee.

     Section 11.18. Trustee's Application for Instructions from the Issuer. Any application by the Trustee for written instructions from the Issuer or the Servicer may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to Section 11.1, the Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than thirty (30) days after the date any Responsible Officer of the Issuer or the Servicer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

     Section 11.19. Rights of Noteholders to Direct Trustee. Unless otherwise specified in this Indenture, Required Noteholders (or, with respect to any remedy, trust or power that does not relate to all Series, 66 2/3% of the aggregate Investor Interest of the Notes of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Trust Officer or Trust Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided further, that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Notes.

     Section 11.20. Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, the City of New York an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Notes and this Indenture may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Issuer, the Servicer and to Noteholders (or in the case of Holders of Bearer Notes, in the manner provided for in the related Series Supplement) of any change in the location of the Note Register or any such office or agency.

     Section 11.21. Concerning the Rights of the Trustee. The rights, privileges and immunities afforded to the Trustee in the performance of its duties under this Indenture shall apply equally to the performance by the Trustee of its duties under each other Transaction Document to which it is a party.

                                  ARTICLE 12.

                             DISCHARGE OF INDENTURE

     Section 12.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of Noteholders to receive payments of principal thereof and interest thereon and any other amount due to Noteholders, (ii) Sections 8.1, 11.6, 11.12, 12.2, 15.16 and 15.17 and subsection 12.5(b), (iii) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Sections 11.6 and 11.17 and the obligations of the Trustee under Section 12.2) and (iv) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Trustee as described below payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes (and their related Secured Parties), on the first Business Day after the Payment Date with respect to any Series (the "Indenture Termination Date") on which the Issuer has paid, caused to be paid or irrevocably deposited or caused to be irrevocably deposited in the applicable Payment Account and any applicable Series Account funds sufficient to pay in full all amounts owed to each Enhancement Provider (and returned any original documents issued by such Enhancement Provider evidencing such Enhancement) and all Issuer Obligations and Collateral Interests, if any, and the Issuer has delivered to the Trustee and any Enhancement Provider a Conn Officer's Certificate, an Opinion of Counsel and, if required by the TIA (if this Indenture is required to be qualified under the TIA), an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of subsection 15.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     After any irrevocable deposit made pursuant to Section 12.1 and satisfaction of the other conditions set forth herein, the Trustee promptly upon request shall acknowledge in writing the discharge of the Issuer's obligations under this Indenture except for those surviving obligations specified above.

     Section 12.2. Application of Issuer Money. All moneys deposited with the Trustee pursuant to Section 12.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Base Indenture and the related Series Supplement, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the other Transaction Documents or required by law.

     The provisions of this Section 12.2 shall survive the expiration or earlier termination of this Indenture.

     Section 12.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section
8.1 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     Section 12.4.  Cleanup Call.

          (a) If so provided in any Series Supplement, the initial Servicer may, but shall not be obligated to, purchase the Notes of any Series on any Payment Date on or after the Payment Date on which the Investor Interests for such Series and the Enhancement Invested Amount, if any, with respect to such Series is less than or equal to 10% of the "Initial Note Principal" on the Closing Date for such Series (or such other amount as may be specified in a Series Supplement for such Series). Such purchase shall be made by depositing into the applicable Payment Account or the applicable Series Account, not later than the Series Transfer Date preceding such Payment Date, for application in accordance with Section 12.5, the amount specified in such Series Supplement.

          (b) The amount deposited pursuant to subsection 12.4(a) shall be paid to the Noteholders of the related Series pursuant to Section 12.5 on the related Payment Date following the date of such deposit. All Notes of a Series which are paid pursuant to subsection 12.4(a) shall be delivered by the Issuer upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Issuer. The Notes of each Series which is paid pursuant to subsection 12.4(a) shall, for the purposes of the definition of "Issuer Interest," be deemed to be equal to zero on the Payment Date following the making of the deposit, and the Issuer Interest shall thereupon be deemed to have been increased by the Investor Interests of such Series.

     Section 12.5.  Final Payment with Respect to Any Series.

          (a) Written notice of any termination, specifying the Payment Date upon which the Noteholders of any Series may surrender their Notes for final payment with respect to such Series and cancellation, shall be given (subject to at least two (2) Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Noteholders of such Series mailed not later than the last day of the month preceding such final payment (or in the manner provided by the Series Supplement relating to such Series) specifying (i) the Payment Date (which shall be the Payment Date in the month (x) in which the deposit is made pursuant to subsection 12.4(a) of this Base Indenture or such other section as may be specified in the related Series Supplement, or (y) in which the related Series Termination Date occurs) upon which final payment of such Notes will be made upon presentation and surrender of such Notes at the office or offices therein designated (which, in the case of Bearer Notes, shall be outside the United States), (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such

Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by a Conn Officer's Certificate setting forth the information specified in Article 6 of this Base Indenture covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and the Paying Agent at the time such notice is given to such Noteholders.

          (b) Notwithstanding the termination or discharge of the trust of the Indenture pursuant to Section 12.1 or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Finance Charge Account, the Principal Account, the Payment Account or any Series Account applicable to the related Series shall continue to be held in trust for the benefit of the Noteholders of the related Series and the Paying Agent or the Trustee shall pay such funds to the Noteholders of the related Series upon surrender of their Notes (which surrenders and payments, in the case of Bearer Notes, shall be made only outside the United States). In the event that all of the Noteholders of any Series shall not surrender their Notes for cancellation within six (6) months after the date specified in the above-mentioned written notice, the Trustee shall give second written notice (or, in the case of Bearer Certificates, publication notice) to the remaining Noteholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice with respect to a Series, all the Notes of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Noteholders of such Series concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Payment Account or any Series Account held for the benefit of such Noteholders. The Trustee and the Paying Agent shall pay to the Issuer upon request any monies held by them for the payment of principal or interest which remains unclaimed for two (2) years. After such payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) All Notes surrendered for payment of the final distribution with respect to such Notes and cancellation shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Issuer.

     Section 12.6. Termination Rights of Issuer. Upon the termination of the Lien of the Indenture pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination, the Trustee shall execute a written release and reconveyance substantially in the form of Exhibit A pursuant to which it shall release the Lien of the Indenture and reconvey to the Issuer (without recourse, representation or warranty) all right, title and interest in the Trust Estate, whether then existing or thereafter created, all moneys due or to become due with respect to such Trust Estate (including all accrued interest theretofore posted as Finance Charges) and all proceeds of the Trust Estate, except for amounts held by the Trustee or any Paying Agent pursuant to subsection 12.5(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Issuer or the Servicer to vest in the Issuer all right, title and interest in the Trust Estate.

     Section 12.7. Repayment to the Issuer. The Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections 2.10 and 2.13, return any Notes held by them at any time.

                                   ARTICLE 13.

                                   AMENDMENTS

     Section 13.1. Without Consent of the Noteholders. Without the consent of the Holders of any Notes, and, unless otherwise provided in any Series Supplement, with the consent of the Notice Persons of each Series (or, with respect to an amendment to a particular Series Supplement, the Notice Persons of such Series) and, if the Servicer's rights and/or obligations are materially and adversely affected thereby, the Servicer and with prior written notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indenture supplements or amendments hereto or Series Supplements or amendments to any Series Supplement (which shall conform to any applicable provisions of the TIA as in force at the date of execution thereof), in form satisfactory to the Trustee, unless otherwise provided in a Series Supplement, for any of the following purposes:

          (a)  to create a new Series of Notes;

          (b) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

          (c) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;

          (d) to add to the covenants of the Issuer for the benefit of any Secured Parties (and if such covenants are to be for the benefit of less than all Series of Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Issuer;

          (e) to convey, transfer, assign, mortgage or pledge to the Trustee any property or assets as security for the Issuer Obligations and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Indenture, be deemed appropriate by the Issuer and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee;

          (f) to cure any ambiguity, or correct or supplement any provision herein or in any supplemental indenture hereto or in any Series Supplement or amendment to any Series Supplement which may be inconsistent with any other provision herein or in any supplemental indenture or any Series Supplement or amendment to any Series Supplement or to make any other provisions with respect to matters or questions arising under this Indenture (including any Series Supplement or amendment to any Series Supplement) or with respect to the restructuring of any Seller, the Servicer or the Issuer as a limited liability company; provided, however, that such action shall not adversely affect the interests of any Holder of the Notes in any material respect without its consent;

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more Series or to add to or change any of the provisions of the Indenture as shall be necessary and permitted to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of
Article 11;

          (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

          (i) to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture (including any Series Supplement or amendment to any Series Supplement) or modify in any manner the rights of the Holders of the Notes under this Indenture (including any Series Supplement or amendment to any Series Supplement); provided, however, that no amendment or supplement shall be permitted if it would result in a taxable event to any Noteholder unless such Noteholder's consent is obtained.

     Upon the request of the Issuer and upon receipt by the Trustee of the documents described in Section 2.2, the Trustee shall join with the Issuer in the execution of any supplemental indenture or Series Supplement authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Series Supplement which affects its own rights, duties or immunities under this Indenture or otherwise.

     Section 13.2. Supplemental Indentures with Consent of Noteholders. The Issuer and the Trustee, when authorized by an Issuer Order, also may, and unless otherwise provided in any Series Supplement, with the consent of the Required Persons of each Series (or, with respect to an amendment to a particular Series Supplement, the Required Persons of such Series) and, if the Servicer's rights and/or obligations are materially and adversely affected thereby, the Servicer and, unless otherwise specified in the related Series Supplement, with the consent of at least two (if there are more than one) Holders of not less than 66 2/3% of the aggregate outstanding principal balance of all Notes of all Series materially and adversely affected, voting collectively by written notice delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Base Indenture or any Series Supplement or of modifying in any manner the rights of the Holders of the Notes of any Series under this Base Indenture or any Series Supplement; provided, however, that no such supplemental indenture shall, unless otherwise provided in the related Series Supplement, without the consent of the Required Persons of each Series (or, with respect to the amendment of a particular Series Supplement, the Required Persons of such Series and any other Series affected thereby) and without the consent of the Holder of each outstanding Note affected thereby (and in the case of clause
(iii) below, the consent of each Secured Party of all Series affected):

          (i) change the date of payment of any installment of principal of or interest on, or any premium payable upon the redemption of, any Note or reduce in any manner the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, modify the provisions of this Base Indenture or any Series Supplement relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of, or interest on, the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

          (ii) change the definition of or the manner of calculating the Investor Interest, the Aggregate Investor Default Amount or the Investor Percentage of such Series;

          (iii)  change the voting requirements in any Transaction Document;

          (iv) impair the right to institute suit for the enforcement of the certain provisions of this Base Indenture or any Series Supplement requiring the application of funds available therefor, as provided in
     Article 9, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (v) reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture or Series Supplement or amendment of a Series Supplement, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Base Indenture or any Series Supplement or certain defaults hereunder and their consequences provided for in this Base Indenture or any Series Supplement;

          (vi) modify or alter the provisions of this Base Indenture or any Series Supplement regarding the voting of Notes held by the Issuer, any Seller, the Initial Seller or an Affiliate of the foregoing;

          (vii) reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required to direct the Trustee to sell or liquidate the Trust Estate pursuant to
     Section 10.4 if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes;

          (viii) modify any provision of this Section 13.2, except to increase any percentage specified herein or to provide that certain additional provisions of this Base Indenture or any Series Supplement cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby;

          (ix) modify any of the provisions of this Base Indenture or any Series Supplement in such manner as to affect in any material respect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation), to alter the application of "Available Investor Principal Collections" of any Series or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained in this Base Indenture or any Series Supplement; or

          (x) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate for the Notes (except for Permitted Encumbrances) or, except as otherwise permitted or contemplated in this Base Indenture or any Series Supplement, terminate the Lien of this Indenture on any such collateral at any time subject hereto or deprive any Secured Party of the security provided by the Lien of this Base Indenture or any Series Supplement; provided, further, that no amendment will be permitted if it would result in a taxable event to any Noteholder, unless such Noteholder's consent is obtained as described above.

     The Trustee may, but shall not be obligated to, enter into any such amendment or supplement which affects the Trustee's rights, duties or immunities under this Indenture or otherwise.

     Notwithstanding anything in Sections 13.1 and 13.2 to the contrary, the Series Supplement with respect to any Series may be amended with respect to the items and in accordance with the procedures provided in such Series Supplement.

     It shall not be necessary for any consent of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Note shall be subject to such reasonable requirements as the Trustee may prescribe.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture, amendment to this Base Indenture, or any Series Supplement pursuant to this Section, the Trustee shall mail to each Holder of the Notes of all Series (or with respect to an amendment of a Series Supplement, to the Noteholder of the applicable Series), to any related Enhancement Provider and to each Rating Agency rating any affected Series a notice setting forth in general terms the substance of such supplemental indenture, amendment to this Base Indenture, or any Series Supplement. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 13.3. Execution of Supplemental Indentures. In executing any supplemental indenture permitted by this Article 13 or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and subject to Section 11.1, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized, permitted or not prohibited (as the case may be) by this Indenture. Such Opinion of Counsel may be subject to reasonable qualifications and assumptions of fact. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 13.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 13.5. Conformity With TIA. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article 13 shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be required to be qualified under the TIA.

     Section 13.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 13 may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared, executed, authenticated and delivered by the Trustee in exchange for outstanding Notes.

     Section 13.7. Series Supplements. The initial effectiveness of each Series Supplement shall be subject to the satisfaction of the Rating Agency Condition with respect to such Series Supplement. In addition to the manner provided in Sections 13.1 and 13.2, each Series Supplement may be amended as provided in such Series Supplement.

     Section 13.8. Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder's Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. The Issuer may fix a record date for determining which Noteholders must consent to such amendment or waiver.

     Section 13.9. Notation on or Exchange of Notes. The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Issuer in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

     Section 13.10. The Trustee to Sign Amendments, etc. The Trustee shall sign any Series Supplement authorized pursuant to this Article 13 if the Series Supplement does not adversely affect in any material respect the rights, duties, liabilities or immunities of the Trustee. If it does have such a materially adverse effect, the Trustee may, but need not, sign it. In signing such Series Supplement, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 11.1, shall be fully protected in relying upon, a Conn Officer's Certificate and an Opinion of Counsel as conclusive evidence that such Series Supplement is authorized, permitted or not prohibited (as the case may be) by this Indenture and that it will be valid and binding upon the Issuer in accordance with its terms.

                                  ARTICLE 14.

                       REDEMPTION AND REFINANCING OF NOTES

     Section 14.1. Redemption and Refinancing. If specified in a Series Supplement, the Notes of any Series are subject to redemption as may be specified in the related Series Supplement, on any Payment Date on which the Issuer exercises its option to refinance or purchase the Trust Estate pursuant to Section 12.4, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. If the Notes of any Series are to be redeemed pursuant to this Section 14.1, the Issuer shall furnish notice of such election to the Trustee not later than fifteen (15) days prior to the

Redemption Date and the Issuer shall deposit with the Trustee in the related Payment Account the Redemption Price of the Notes of such Series to be redeemed whereupon all such redeemed Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 14.2 to each Holder of such Notes.

     Section 14.2.  Form of Redemption Notice. Notice of redemption under
Section 14.1 shall be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes of the Series to be redeemed, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

     All notices of redemption shall state:

          (i)   the Redemption Date;

          (ii)  the Redemption Price;

          (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 8.2); and

          (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

     Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note to be redeemed shall not impair or affect the validity of the redemption of any other Note.

     Section 14.3. Notes Payable on Redemption Date. The Notes of any Series to be redeemed shall, following notice of redemption as required by Section 14.2 (in the case of redemption pursuant to Section 14.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE 15.

                                  MISCELLANEOUS

     Section 15.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the

Issuer shall furnish to the Trustee if requested thereby (i) a Conn Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if this Indenture is required to be qualified under the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Receivables or other property or securities (other than cash) with the Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in subsection 15.1(a) or elsewhere in this Indenture, furnish to the Trustee upon the Trustee's request a Conn Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Receivables or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Trustee a Conn Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate outstanding principal amount of all the Notes of all Series issued by the Issuer, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Conn Officer's Certificate is less than $25,000 or less than 1% percent of the aggregate outstanding principal amount of all the Notes of all Series issued by the Issuer of the Notes.

          (iii) Other than with respect to the release of any Removed Receivables or liquidated Receivables (and the Related Security therefor), and except for discharges of this Indenture as described in Section 12.1, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trustee a Conn Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Trustee a Conn Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Removed Receivables and Defaulted Receivable, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate outstanding principal amount of all Notes of all Series issued by the Issuer, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Conn Officer's Certificate is less than $25,000 or less than 1% percent of the then aggregate outstanding principal amount of all Notes of all Series issued by the Issuer of the Notes.

     Section 15.2. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Sellers or the Issuer, stating that the information with respect to such factual matters is in the possession of or known to the Servicer, the Sellers or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article 10.

     Section 15.3.  Acts of Noteholders.

          (a) Wherever in this Indenture a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders. Notwithstanding anything in this Indenture to the contrary, none of the Sellers, the Initial Seller, the Issuer or any Affiliate controlled by Conn or controlling Conn shall have any right to vote with respect to any Note, provided that the voting rights of any other Affiliate of Conn shall be subject to Section 3.16(a) of the TIA (if this Indenture is required to be qualified under the TIA).

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 11.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          (c) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

          (d)  The ownership of Notes shall be proved by the Note Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any such Notes shall bind such Noteholder and the Holder of every Note and every subsequent Holder of such Notes issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 15.4. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by registered mail, return receipt requested, to (a) in the case of the Issuer, to 3295 College Street, Beaumont, Texas 77701, Attention: David Atnip, (b) in the case of the Servicer or Conn, to 3295 College Street, Beaumont, Texas 77701,
Attention: David Atnip, (c) in the case of the Trustee, to the Corporate Trust Office, (e) in the case of any Enhancement Provider for, or Required Person with respect to, a particular Series, the address, if any, specified in the Series Supplement relating to such Series and (f) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Series Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise provided with respect to any Series in the related Series Supplement or otherwise expressly provided herein, any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register, or with respect to any notice required or permitted to be made to the Holders of Bearer Notes, by publication in the manner provided in the related Series Supplement. If and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such exchange shall so require, any notice to Noteholders shall be published in an authorized newspaper of general circulation in Luxembourg (which maybe the Luxembourger Wort or Zeitung) within the time period prescribed in this Indenture. Any notice so mailed or published, as the case may be, within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

     The Issuer or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

     Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

     Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.

     If the Issuer mails a notice or communication to Noteholders, it shall mail a copy to the Trustee at the same time.

     Section 15.5. Notices to Noteholders: Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner here in provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     Section 15.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Trustee on behalf of the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are consented to by the Issuer (which consent shall not be unreasonably withheld). The Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     Section 15.7. Conflict with TIA. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control (if this Indenture is required to be qualified under the TIA).

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein (if this Indenture is required to be qualified under the TIA). Notwithstanding the foregoing, and regardless of whether the Indenture is required to be qualified under the TIA, the provisions of Section 316(a)(1) of the TIA shall be excluded from this Indenture.

     Section 15.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents and Cross-Reference Table are for convenience of reference only, are not to be considered a part hereof, and shall not affect the meaning or construction hereof.

     Section 15.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

     Section 15.10. Separability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Indenture or Notes shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or rights of the Holders thereof.

     Section 15.11. Benefits of Indenture. Except as set forth in this Indenture, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under the Indenture.

     Section 15.12. Legal Holidays. In any case where the date on which any payment is due to any Secured Party shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) any such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 15.13. GOVERNING LAW; JURISDICTION. THIS INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE

OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS INDENTURE AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGEMENT THEREOF. EACH OF THE PARTIES AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     Section 15.14. Counterparts. This Indenture may be executed in any number of counterparts, and by different parties on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section15.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

     Section 15.16. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) any Seller, the Initial Seller, the Servicer or the Trustee or (ii) any partner, owner, incorporator beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, the Initial Seller, any Seller, the Servicer or the Trustee, except (x) as any such Person may have expressly agreed and (y) nothing in this Section shall relieve any Seller, the Initial Seller or the Servicer from its own obligations under the terms of any Transaction Document. Nothing in this Section 15.16 shall be construed to limit the Trustee from exercising its rights hereunder with respect to the Trust Estate.

     Section 15.17. No Bankruptcy Petition Against the Issuer. Each of the Secured Parties and the Trustee by entering into the Indenture, any Enhancement Agreement, any Series Supplement or any Note Purchase Agreement (as defined in such Series Supplement) and in the case of a Noteholder and Note Owner, by accepting a Note, hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note and the termination of the Indenture, it will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the Transaction Documents. In the event that any such Secured Party or the Trustee takes action in violation of this Section 15.17, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Secured Party or the Trustee against the Issuer or the commencement of such action and raising the defense that such Secured Party or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 15.17 shall survive the termination of this Indenture, and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Secured Party or the Trustee in the assertion or defense of its claims in any such proceeding involving the Issuer.

     Section 15.18. No Joint Venture. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Trustee.

     Section 15.19. Rule 144A Information. For so long as any of the Notes of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer, the Servicer and the Trustee agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act if at the time of the request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act.

     Section 15.20. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any Secured Party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 15.21. Third-Party Beneficiaries. This Indenture will inure to the benefit of and be binding upon the parties hereto, the Secured Parties, and their respective successors and permitted assigns. Except as otherwise provided in this Article 15, no other Person will have any right or obligation hereunder.

     Section 15.22. Merger and Integration. Except as specifically stated otherwise herein, this Indenture sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Indenture.

     Section 15.23. Rules by the Trustee. The Trustee may make reasonable rules for action by or at a meeting of any Secured Parties.

     Section 15.24. Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

     Section 15.25. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the Secured Parties irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Indenture or the Transaction Documents or any matter arising hereunder or thereunder.

                      [THIS SPACE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the Trustee and the Issuer have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                        CONN FUNDING II, L.P., as Issuer


                                        By:  Conn Funding II GP, L.L.C.,
                                             its general partner


                                        By: /s/ David R. Atnip
                                           -------------------------------------
                                               Name: David R. Atnip
                                               Title: Secretary/Treasurer


                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity, but solely as
                                        Trustee


                                        By: /s/ Marianna C. Stershic
                                           -------------------------------------
                                               Name: Marianna C. Stershic
                                               Title: Vice President

Accepted and Agreed:

CAI, L.P.,
individually and as Servicer


By:  Conn Appliances, Inc.,
     its general partner


By: /s/ Thomas J. Frank
   --------------------------------
       Name: Thomas J. Frank
       Title: CEO and Chairman of the Board

                                       S-1                        Base Indenture

                                                                       EXHIBIT A
                                                               TO BASE INDENTURE
                                Form of Release and Reconveyance of Trust Estate

================================================================================

                    RELEASE AND RECONVEYANCE OF TRUST ESTATE
                    ----------------------------------------

     RELEASE AND RECONVEYANCE OF TRUST ESTATE, dated as of __________, _____, between Conn Funding II, L.P. (the "Issuer") and Wells Fargo Bank Minnesota, National Association, a banking association organized and existing under the laws of the United States of America (the "Trustee") pursuant to the Base Indenture referred to below.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Issuer and the Trustee are parties to the Base Indenture dated as of September 1, 2002 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Base Indenture");

     WHEREAS, pursuant to the Base Indenture, upon the termination of the Lien of the Base Indenture pursuant to Section 12.1 of the Base Indenture and after payment of all amounts due under the terms of the Base Indenture on or prior to such termination and the surrender of the Issuer Interest, the Trustee shall at the request of the Issuer reconvey and release the lien on the Trust Estate;

     WHEREAS, the conditions to termination of the Base Indenture pursuant to Sections 12.1 and 12.6 have been satisfied;

     WHEREAS, the Issuer has requested that the Trustee terminate the Lien of the Indenture on the Trust Estate pursuant to Section 12.6; and

     WHEREAS, the Trustee is willing to execute such release and reconveyance subject to the terms and conditions hereof;

     NOW, THEREFORE, the Issuer and the Trustee hereby agree as follows:

     1. Defined Terms. All terms defined in the Base Indenture and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

     2. Release and Reconveyance. (a) The Trustee does hereby release and reconvey to the Issuer, without recourse, representation or warranty, on and after ____, ____ (the "Reconveyance Date") all right, title and interest in the Trust Estate whether then existing or thereafter created, all monies due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charges) and all proceeds of such Trust Estate, except for

                                       A-1                        Base Indenture
amounts, if any, held by the Trustee or any Paying Agent pursuant to subsection 12.05(b) of the Base Indenture.

     (b) In connection with such transfer, the Trustee does hereby release the Lien of the Indenture on the Trust Estate and agrees, upon the request and at the expense of the Issuer, to authorize the filing of any necessary or reasonably desirable UCC termination statements in connection therewith.

     3. Return of Lists of Receivables. The Trustee shall deliver to the Issuer, not later than five (5) Business Days after the Reconveyance Date, each and every computer file or microfiche list of Receivables delivered to the Trustee pursuant to the terms of the Base Indenture.

     4. Counterparts. This Release and Reconveyance may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     5. Governing Law. THIS RELEASE AND RECONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                       A-2                        Base Indenture

     IN WITNESS WHEREOF, the undersigned have caused this Release and Reconveyance of Trust Estate to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                            CONN FUNDING II, L.P., as Issuer

                                            By:  Conn Funding II GP, L.L.C.,
                                                 its general partner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            WELLS FARGO BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity, but solely as Trustee


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       A-3                        Base Indenture

                                   Schedule 1

                     PERFECTION REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS

In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants, and covenants to the Trustee as follows on the Closing Date:

                                     General
                                     -------

1. The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

2. The Receivables constitute "accounts", "tangible chattel paper" or "electronic chattel paper" within the meaning of the UCC as in effect in the State of Texas.

3. Each of the Trust Accounts and all subaccounts thereof constitute either a deposit account or a securities account.

                                    Creation
                                    --------

4. The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

                                   Perfection:
                                   -----------

5. The Issuer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Sellers and the Initial Seller to the Issuer, and the security interest in the Receivables granted to the Trustee hereunder; and Servicer has in its possession the original copies of such instruments, certificated securities or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trustee."

                               Schedule 1, Page 1                 Base Indenture

6.   With respect to Receivables that constitute tangible chattel paper, either:

     (i) All original executed copies of each such tangible chattel paper have been delivered to the Trustee;

     (ii) (A) Such tangible chattel paper is in the possession of the Servicer and the Trustee has received a written acknowledgment from the Servicer that the Servicer is holding such tangible chattel paper solely on behalf and for the benefit of the Trustee; (B) the Sellers have marked on or before the date that is sixty (60) days after the Initial Closing Date the authoritative copy of each Contract or lease that constitutes or evidences the Receivables with a legend to the following effect: "Conn Funding II, L.P. has pledged all its rights and interest herein to Wells Fargo Bank Minnesota, National Association"; and (C) such Contracts or leases do not have any other marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; or

     (iii) A third party custodian received possession of such instruments or tangible chattel paper after the Trustee received a written acknowledgment from such custodian that such custodian is acting solely as agent of the Trustee;

7. With respect to Receivables that constitute electronic chattel paper, either:

     (a) The Issuer has caused, or will have caused within ten days of the effective date of the Purchase Agreement, the filing of financing statement against Issuer, the Initial Seller and Sellers in favor of the Trustee in connection herewith describing such Receivables and containing a statement that:
"A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trustee"; or

     (b)    All of the following are true:

     (i) Only one authoritative copy of each such Contract or lease exists; and each such authoritative copy (A) is unique, identifiable and unalterable (other than with the participation of the Trustee in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (B) has been marked with a legend to the following effect:
     "Authoritative Copy" and (C) has been communicated to and is maintained by the Trustee or a custodian who has acknowledged in writing that it is maintaining the authoritative copy of each electronic chattel paper solely on behalf of and for the benefit of the Trustee, or is acting solely as its agent; and

     (ii) Sellers have marked on or before the date that is sixty (60) days after the Initial Closing Date the authoritative copy of each Contract or lease that constitutes or evidences the Receivables with a legend to the following effect: "Conn Funding II, L.P. has pledged all its rights and interest herein to Wells Fargo Bank Minnesota, National Association." Such Contracts or leases do not have any other marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

                               Schedule 1, Page 2                 Base Indenture

     (iii) Sellers have marked all copies of each Contract or lease that constitute or evidence the Receivables other than the authoritative copy with a legend to the following effect: "This is not an authoritative copy"; and

     (iv) The records evidencing the Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such electronic chattel paper must be made with the participation of the Trustee and (b) all revisions of the authoritative copy of each such electronic chattel paper must be readily identifiable as an authorized or unauthorized revision.

8. With respect to each of the Trust Accounts and all subaccounts that constitute deposit accounts, either:

     (i) The Issuer has delivered to the Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Trust Accounts without further consent by the Issuer; or

     (ii) The Issuer has taken all steps necessary to cause the Trustee to become the account holder of the Trust Accounts.

9. With respect to each of the Trust Accounts or subaccounts thereof that constitute securities accounts or securities entitlements, either:

     (i) The Issuer has delivered to the Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Trustee relating to the Trust Accounts without further consent by the Issuer; or

     (ii) The Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Trustee as the person having a security entitlement against the securities intermediary in each of the Trust Accounts.

                                    Priority
                                    --------

10. Other than the transfer of the Receivables to the Issuer under the Purchase Agreement and the security interest granted to the Trustee pursuant to the Indenture, none of the Issuer, the Initial Seller or the Sellers have pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables or the Trust Accounts. None of the Issuer, the Initial Seller or the Sellers have authorized the filing of, or is aware of any financing statements against the Issuer, the Initial Seller or the Sellers that include a description of collateral covering the Receivables or the Trust Accounts or any subaccount thereof other than those that have been released or any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.

11. None of the Trust Accounts nor any subaccount thereof are in the name of any person other than the Trustee. The Issuer has not consented to the bank maintaining the Trust Accounts that constitute deposit accounts to comply with instructions of any person other than the Trustee.

                               Schedule 1, Page 3                 Base Indenture

The Issuer has not consented to the securities intermediary of any Trust Account that constitutes a securities account to comply with entitlement orders of any person other than the Trustee.

12. None of the Issuer, the Initial Seller or the Sellers is aware of any judgment, ERISA or tax lien filings against either the Issuer, the Initial Seller or the Sellers.

13. None of the Issuer, the Initial Seller or the Sellers or a custodian holding any Collateral that is electronic chattel paper has communicated an authoritative copy of any Contract or lease that constitutes or evidences the Receivables to any Person other than the Trustee.

14. None of the tangible chattel paper or electronic chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

15. Survival of Perfection Representations. Notwithstanding any other provision of the Indenture or any other Transaction Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of Servicer's rights to act as such) until such time as the Issuer Obligations under the Indenture have been finally and fully paid and performed.

16. No Waiver. The parties to the Indenture shall not, without satisfying the Rating Agency Condition, waive any of the Perfection Representations.

                               Schedule 1, Page 4                 Base Indenture